                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       6
                      TOP FIVE INDUSTRIES       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      16
            NOTES TO FINANCIAL STATEMENTS      22



BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.60
Dec 00                                                                            1.10
Mar 01                                                                           -0.60
Jun 01                                                                           -1.60
Sep 01                                                                           -0.30
Dec 01                                                                            2.70
Mar 02                                                                            5.00
Jun 02                                                                            1.30
Sep 02                                                                            3.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -25.34%    -25.59%    -25.59%
-------------------------------------------------------------------------
Six-month total return(2)               -29.65%    -28.55%    -26.33%
-------------------------------------------------------------------------
One-year total return(2)                -27.64%    -26.67%    -24.49%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 0.54%      0.76%      0.98%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 4.39%      4.54%(3)    4.16%
-------------------------------------------------------------------------
Commencement date                      07/28/93   07/28/93   08/13/93
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

[BAR GRAPH]    PORTFOLIO AT A GLANCE

                                                                     SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                                     ------------------                   --------------
Electric Utilities                                                         65.70                              59.90
Gas Utilities                                                              14.90                              15.00
Integrated Telecommunications Services                                     10.20                               9.00
Wireless Telecommunication Services                                         1.90                               2.20
Diversified Metals & Mining                                                 1.70                               0.00



* Subject to change daily. All information is provided for information purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment banking services for the companies listed.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--
September 30, 2002)


1.   EXELON                         6.3%
     Distributes electricity and natural gas
     to customers in Illinois and
     Pennsylvania.

2.   TXU                            5.4%
     Processes and distributes electricity
     and natural gas services.

3.   DTE ENERGY                     4.6%
     Engaged in energy trading, energy
     services and other energy-related
     businesses.

4.   AMEREN                         4.4%
     Engaged principally in the generation,
     transmission, distribution and sale of
     electric energy, and the purchase,
     distribution, transportation and sale of
     natural gas.

5.   ENTERGY                        4.4%
     Distributes gas and electricity in the
     southern United States and operates
     nuclear power plants across the country.

6.   KEYSPAN                        4.3%
     Provides natural gas and electricity to
     customers in New York and New England.

7.   FPL GROUP                      4.1%
     Engaged in the generation, transmission,
     distribution and sale of electric
     energy.

8.   DQE                            4.0%
     Delivers electricity, water and communi-
     cations throughout the United States.

9.   FIRSTENERGY                    3.9%
     Provides electric service through its
     utility subsidiaries and its other
     principal subsidiaries.

10.  NATIONAL FUEL GAS              3.7%
     Transports, stores and markets natural
     gas primarily in New York and
     Pennsylvania.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN UTILITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT TEAM MEMBERS(1) INCLUDE CHRISTINE DRUSCH, MANAGING DIRECTOR; SEAN CONNER, VICE PRESIDENT; AND DAVID MCLAUGHLIN, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE SIX-MONTH REPORTING PERIOD?

A   Along with the entire utility sector,
the fund's value declined during the six-month period ended September 30, 2002. The fund returned -25.34 percent, outperforming its benchmark, the Standard & Poor's Utilities Index, which returned -35.41 percent.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent but excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Standard & Poor's Utilities Index is a broad-based, unmanaged index that reflects the general performance of electric utility stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and notes on page 4 for additional portfolio performance results.

    We attribute the fund's performance relative to its benchmark to several factors, including a willingness to sell stocks at the first hint of bad news and an investment focus on more defensive utilities--as opposed to merchant energy traders and other higher-risk opportunities, which fared especially poorly during the past six months.

Q   WHAT KIND OF MARKET
    ENVIRONMENT WAS IT FOR UTILITY STOCKS?

A   The market environment was
extremely challenging. Not even traditional regulated electric utilities were immune from the economic slowdown. A slowing economy meant declining demand for electricity, which in turn resulted in falling revenues for utility companies. As a result, these defensive stocks performed more poorly than expected.

    Especially hard hit during the past six months were independent power producers (IPPs)--unregulated entrepreneurial utility companies that compete with their more traditional counterparts--and other companies with various degrees of energy-trading operations. The bankruptcy of Enron, once the most promising energy trader, had a profound effect on the depressed business climate. As trading revenues declined across the board, IPPs found it more difficult to raise the capital they needed to pay their mounting debts; as a result, many were forced to issue additional stock, diluting their earnings per share and sending share prices falling further.

Q   WHAT WAS YOUR OVERALL
    MANAGEMENT APPROACH DURING THE PERIOD?

A   We continued to use the defensive
investment strategy that was discussed in our last report to shareholders. Our focus remained on traditional, regulated businesses such as electric utilities and natural gas distribution companies. Many of these utilities have a long history of paying stable dividends, a particularly compelling benefit at a time when stock prices were generally falling.

    In contrast, we sought to limit the fund's position in higher-risk utility investments, such as IPPs. With demand for electricity sluggish and energy prices at recent lows, many of these utility companies experienced declining earnings. In addition, many IPPs have merchant energy-trading aspects to their business; which as mentioned was not an attractive business to be in during the past six months. Moderating our exposure to these higher-risk areas proved to be a successful strategy, as IPP stocks were especially poor performers.

Q   WHAT WERE SOME OF THE FUND'S
    INVESTMENTS THAT MOST HELPED ITS PERFORMANCE?

A   The fund's strongest performance
generally came from investments in regulated utilities. Investors, seeking stability in a volatile stock market, favored these types of businesses over other, higher-risk opportunities. Southern Company, which provides electricity to customers in Alabama, Florida, Georgia and Mississippi; Ameren, a distributor serving customers in the Midwest; and Consolidated Edison, which distributes electricity to New York City and its surrounding areas, were among the traditional utility stocks that performed best for the fund during the past six months.

    Keep in mind that not all stocks in the fund performed well, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT WERE SOME OF THE FUND'S
    WEAKEST PERFORMERS?

A   The fund's results were dragged
down by investments in Williams Companies and Aquila. Along with other merchant traders, Williams was overwhelmed by debt and unable to borrow more cash because of the company's declining credit rating. In response, Williams began liquidating portions of its operations to reduce debt. The company's stock fell sharply during the period, prompting us to liquidate the position.

    Aquila struggled because of its exposure to energy trading. Aquila, which recently changed its name from UtiliCorp United, provides electricity to customers in seven U.S. states and, through subsidiaries, provides energy to customers in Canada, Australia, New Zealand and the United Kingdom. In response to the difficult environment for merchant energy traders, Aquila shuttered its trading business, began selling off assets to improve liquidity and focused on its more stable regulated utility business. We've since liquidated the fund's position in Aquila.

    Fund performance was also hampered by its position in El Paso, which produces and markets electricity and natural gas as well as operates the nation's largest gas pipeline system. During the period, El Paso, along with other utilities, faced scrutiny over whether it had artificially limited natural gas supply in California during that state's recent energy crisis. The fund owned a number of El Paso's convertible bonds as well as a small amount of its common stock. Though the stock lost more than twice as much as the bonds, fund performance was hurt more by the convertibles, because their position in the portfolio was larger.

Q   WHAT IS YOUR OUTLOOK, AND HOW
    DO YOU EXPECT TO MANAGE THE FUND GOING FORWARD?

A   Utilities investors still face a
number of uncertainties, such as the continued difficult environment for energy companies with merchant trading operations. In addition, if the U.S. economy continues its slow pace, demand for electricity may remain relatively modest--a situation that could depress earnings for utility businesses. Another significant uncertainty is the potential for war in the Middle East. While we do believe the environment for utility companies will eventually stabilize, the present number of variables makes it nearly impossible to predict when. In this environment we expect to continue with the same approach we've been following-- seeking what we believe are low-volatility, relatively stable utility stocks which have offered strong, consistent dividends. With so many risks in today's marketplace, we believe this is the most prudent course of action we can take for the fund's shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance-comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock, at the option of the security holder, for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock or property.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  79.3%
ALTERNATIVE CARRIERS  1.2%
Cable & Wireless, PLC--ADR (United Kingdom).................  117,100   $    632,340
TDC A/S--Sponsored ADR (Denmark)............................  107,800      1,169,630
                                                                        ------------
                                                                           1,801,970
                                                                        ------------
CONSTRUCTION & ENGINEERING  0.7%
EMCOR Group, Inc. (a).......................................   22,296      1,108,111
                                                                        ------------

DIVERSIFIED METALS & MINING  1.5%
Peabody Energy Corp. .......................................   89,400      2,279,700
                                                                        ------------

ELECTRIC UTILITIES  52.7%
Ameren Corp. ...............................................  145,000      6,039,250
Consolidated Edison, Inc. ..................................   96,600      3,885,252
Constellation Energy Group, Inc. ...........................  149,700      3,711,063
DQE, Inc. ..................................................  367,500      5,512,500
DTE Energy Co. .............................................  155,100      6,312,570
Edison International (a)....................................   60,000        600,000
Entergy Corp. ..............................................  143,300      5,961,280
Exelon Corp. ...............................................  181,100      8,602,250
FirstEnergy Corp. ..........................................  180,872      5,406,264
IDACORP, Inc. ..............................................   40,000        973,200
Mirant Corp. (a)............................................   50,000        110,500
Northeast Utilities.........................................   49,500        836,550
NSTAR.......................................................  114,600      4,532,430
Pinnacle West Capital Corp. ................................  181,800      5,046,768
PNM Resources, Inc. ........................................  190,400      3,769,920
PPL Corp. ..................................................   46,600      1,516,364
Progress Energy, Inc. ......................................   35,000      1,430,450
Public Service Enterprise Group, Inc. ......................  120,000      3,660,000
Southern Co. ...............................................  141,600      4,075,248
TECO Energy, Inc. ..........................................   62,600        994,088
TXU Corp. ..................................................  137,066      5,717,023
                                                                        ------------
                                                                          78,692,970
                                                                        ------------
GAS UTILITIES  11.8%
El Paso Corp. ..............................................   22,000        181,940
Equitable Resources, Inc. ..................................   30,000      1,036,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GAS UTILITIES (CONTINUED)
KeySpan Corp. ..............................................  177,200   $  5,936,200
National Fuel Gas Co. ......................................  255,800      5,082,746
NiSource, Inc. .............................................  175,596      3,025,519
Southern Union Co. (a)......................................   14,332        161,952
Southwest Gas Corp. ........................................   76,200      1,695,450
WGL Holdings, Inc. .........................................   20,000        478,200
                                                                        ------------
                                                                          17,598,507
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  8.7%
ALLTEL Corp. ...............................................   57,300      2,299,449
ALLTEL Corp.--UTS...........................................   29,400      1,278,900
Amdocs Ltd. (Guernsey) (a)..................................   48,800        312,320
BellSouth Corp. ............................................  119,800      2,199,528
France Telecom S.A.--ADR (France)...........................   21,600        150,768
SBC Communications, Inc. ...................................   85,400      1,716,540
Sprint Corp. ...............................................   61,800        563,616
Verizon Communications, Inc. ...............................  160,600      4,406,864
                                                                        ------------
                                                                          12,927,985
                                                                        ------------
MULTI-UTILITIES  1.3%
Avista Corp. ...............................................  170,000      1,904,000
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  0.6%
Questar Corp. ..............................................   40,000        913,600
                                                                        ------------

WIRELESS TELECOMMUNICATION SERVICES  0.8%
China Mobile Ltd.--ADR (Hong Kong) (a)......................  100,000      1,130,000
                                                                        ------------

TOTAL COMMON STOCKS  79.3%...........................................    118,356,843
                                                                        ------------
CONVERTIBLE PREFERRED STOCKS  6.2%
ELECTRIC UTILITIES  6.2%
FPL Group, Inc., 8.000% (Convertible into 14,724 common
  shares)...................................................   20,000        994,200
FPL Group, Inc., 8.500% (Convertible into 72,558 common
shares).....................................................   90,000      4,635,000
PPL Capital Fund Trust, 7.750%, PEPS (Convertible into
24,224 common shares).......................................   63,000      1,151,640
Teco Energy, Inc., 9.500% (Convertible into 78,898 common
shares).....................................................   95,000      1,840,625
TXU Corp., 8.750% (Convertible into 10,866 common shares)...   12,100        555,874
                                                                        ------------
                                                                           9,177,339
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GAS UTILITIES  0.0%
NiSource, Inc., 0.000% (Convertible into 3,816 common
  shares) (a)...............................................   33,886   $     61,334
                                                                        ------------

TOTAL CONVERTIBLE PREFERRED STOCKS  6.2%.............................      9,238,673
                                                                        ------------

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CORPORATE BONDS  2.8%
          BROADCASTING & CABLE TV  0.7%
$1,000    Cox Communications, Inc. ................... 6.875%   06/15/05      1,017,934
                                                                           ------------

          ELECTRIC UTILITIES  1.4%
 1,000    TXU Electric Co. ........................... 8.250    04/01/04      1,079,906
 1,000    Union Electric Co. ......................... 7.375    12/15/04      1,095,913
                                                                           ------------
                                                                              2,175,819
                                                                           ------------
          INTEGRATED TELECOMMUNICATION SERVICES  0.7%
 1,000    ALLTEL Corp. ............................... 7.125    03/01/03      1,014,788
                                                                           ------------
          TOTAL CORPORATE BONDS.........................................      4,208,541
                                                                           ------------
          CONVERTIBLE CORPORATE BONDS  3.5%
          BROADCASTING & CABLE TV  0.6%
 1,400    Cox Communications, Inc. (Convertible into
          16,539 common shares)....................... 0.348    02/23/21        981,750
                                                                           ------------

          GAS UTILITIES  1.9%
 9,000    El Paso Corp., 144A--Private Placement
          (Convertible into 43,085 common shares)
          (b).........................................   *      02/28/21      2,790,000
                                                                           ------------

          WIRELESS TELECOMMUNICATION SERVICES  1.0%
 1,447    Hutchinson Whampoa International Ltd.,
          144A--Private Placement (United Kingdom)
          (Convertible into 284,495 common shares)
          (b)......................................... 2.875    09/15/03      1,445,373
                                                                           ------------
          TOTAL CONVERTIBLE CORPORATE BONDS.............................      5,217,123
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  91.8%
  (Cost $158,841,234)...................................................    137,021,180

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                                 MARKET
DESCRIPTION                                                                      VALUE
REPURCHASE AGREEMENT  8.4%
State Street Bank & Trust Co. ($12,478,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/30/02, to be
  sold on 10/01/02 at $12,478,638) (Cost $12,478,000)......................   $ 12,478,000
                                                                              ------------
TOTAL INVESTMENTS  100.2%
  (Cost $171,319,234)......................................................    149,499,180
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)..............................       (303,717)
                                                                              ------------

NET ASSETS  100.0%.........................................................   $149,195,463
                                                                              ============

 * Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
PEPS--Premium Equity Partnership Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $171,319,234).......................  $149,499,180
Receivables:
  Dividends.................................................       379,970
  Fund Shares Sold..........................................       181,780
  Interest..................................................        92,147
Other.......................................................        96,979
                                                              ------------
    Total Assets............................................   150,250,056
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       485,283
  Distributor and Affiliates................................       185,772
  Investment Advisory Fee...................................        83,098
  Custodian Bank............................................           327
Accrued Expenses............................................       176,721
Trustees' Deferred Compensation and Retirement Plans........       123,392
                                                              ------------
    Total Liabilities.......................................     1,054,593
                                                              ------------
NET ASSETS..................................................  $149,195,463
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $216,226,519
Accumulated Undistributed Net Investment Income.............     2,155,657
Net Unrealized Depreciation.................................   (21,820,054)
Accumulated Net Realized Loss...............................   (47,366,659)
                                                              ------------
NET ASSETS..................................................  $149,195,463
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $93,389,621 and 7,839,144 shares of
    beneficial interest issued and outstanding).............  $      11.91
    Maximum sales charge (5.75%* of offering price).........           .73
                                                              ------------
    Maximum offering price to public........................  $      12.64
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,803,582 and 3,433,359 shares of
    beneficial interest issued and outstanding).............  $      11.88
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,002,260 and 1,262,624 shares of
    beneficial interest issued and outstanding).............  $      11.88
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $12,325).....  $  3,914,634
Interest....................................................       394,629
                                                              ------------
    Total Income............................................     4,309,263
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       599,830
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $143,740, $265,349 and $84,349,
  respectively).............................................       493,438
Shareholder Services........................................       246,132
Legal.......................................................        14,895
Custody.....................................................        11,433
Trustees' Fees and Related Expenses.........................         8,556
Other.......................................................       143,157
                                                              ------------
    Total Expenses..........................................     1,517,441
    Less Credits Earned on Cash Balances....................         3,091
                                                              ------------
    Net Expenses............................................     1,514,350
                                                              ------------
NET INVESTMENT INCOME.......................................  $  2,794,913
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(29,813,871)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     4,661,733
  End of the Period.........................................   (21,820,054)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (26,481,787)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(56,295,658)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(53,500,745)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                    SEPTEMBER 30, 2002    MARCH 31, 2002
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $  2,794,913        $  5,404,963
Net Realized Loss..................................     (29,813,871)        (17,527,516)
Net Unrealized Depreciation During the Period......     (26,481,787)        (30,402,045)
                                                       ------------        ------------
Change in Net Assets from Operations...............     (53,500,745)        (42,524,598)
                                                       ------------        ------------

Distributions from Net Investment Income:
  Class A Shares...................................      (1,440,770)         (3,015,127)
  Class B Shares...................................        (402,491)           (951,540)
  Class C Shares...................................        (133,141)           (280,081)
                                                       ------------        ------------
                                                         (1,976,402)         (4,246,748)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Class A Shares...................................             -0-          (6,832,369)
  Class B Shares...................................             -0-          (3,511,206)
  Class C Shares...................................             -0-          (1,036,548)
                                                       ------------        ------------
                                                                -0-         (11,380,123)
                                                       ------------        ------------
Total Distributions................................      (1,976,402)        (15,626,871)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (55,477,147)        (58,151,469)
                                                       ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      16,066,480          55,183,783
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................       1,686,321          13,604,590
Cost of Shares Repurchased.........................     (33,438,313)        (73,490,960)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     (15,685,512)         (4,702,587)
                                                       ------------        ------------
TOTAL DECREASE IN NET ASSETS.......................     (71,162,659)        (62,854,056)
NET ASSETS:
Beginning of the Period............................     220,358,122         283,212,178
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $2,155,657
  and $1,337,146, respectively)....................    $149,195,463        $220,358,122
                                                       ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                NINE MONTHS
                               ENDED         YEAR ENDED MARCH 31,         ENDED      YEAR ENDED
CLASS A SHARES               SEPT. 30,    --------------------------    MARCH 31,     JUNE 30,
                              2002 (A)    2002 (B)    2001     2000       1999          1998
                             ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 16.17     $ 20.24    $22.66   $17.47     $17.66        $16.44
                              -------     -------    ------   ------     ------        ------
  Net Investment Income.....      .23         .44       .39      .35        .31           .43
  Net Realized and
    Unrealized Gain/Loss....    (4.31)      (3.32)     (.61)    6.28        .01          3.91
                              -------     -------    ------   ------     ------        ------
Total from Investment
  Operations................    (4.08)      (2.88)     (.22)    6.63        .32          4.34
                              -------     -------    ------   ------     ------        ------
Less:
  Distributions from Net
    Investment Income.......      .18         .36       .36      .36        .30           .48
  Distributions from Net
    Realized Gain...........      -0-         .83      1.84     1.08        .21          1.69
  Return of Capital
    Distributions...........      -0-         -0-       -0-      -0-        -0-           .95
                              -------     -------    ------   ------     ------        ------
Total Distributions.........      .18        1.19      2.20     1.44        .51          3.12
                              -------     -------    ------   ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 11.91     $ 16.17    $20.24   $22.66     $17.47        $17.66
                              =======     =======    ======   ======     ======        ======

Total Return (c)............  -25.34%*    -13.96%    -1.44%   39.44%      1.72%*       28.17%
Net Assets at End of the
  Period (In millions)......  $  93.4     $ 135.0    $169.7   $ 89.1     $ 62.1        $ 60.4
Ratio of Expenses to Average
  Net Assets................    1.36%       1.27%     1.16%    1.26%      1.24%         1.30%
Ratio of Net Investment
  Income to Average Net
  Assets....................    3.31%       2.45%     1.91%    1.76%      2.29%         2.47%
Portfolio Turnover..........      20%*        35%       44%      32%        13%*          23%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.47% to 2.45%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                NINE MONTHS
                               ENDED         YEAR ENDED MARCH 31,         ENDED      YEAR ENDED
CLASS B SHARES               SEPT. 30,    --------------------------    MARCH 31,     JUNE 30,
                              2002 (A)    2002 (B)    2001     2000       1999          1998
                             ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 16.10     $ 20.16    $22.60   $17.44     $17.63        $16.43
                              -------     -------    ------   ------     ------        ------
  Net Investment Income.....      .18         .31       .26      .20        .21           .31
  Net Realized and
    Unrealized Gain/Loss....    (4.29)      (3.32)     (.64)    6.26        .01          3.89
                              -------     -------    ------   ------     ------        ------
Total from Investment
  Operations................    (4.11)      (3.01)     (.38)    6.46        .22          4.20
                              -------     -------    ------   ------     ------        ------
Less:
  Distributions from Net
    Investment Income.......      .11         .22       .22      .22        .20           .36
  Distributions from Net
    Realized Gain...........      -0-         .83      1.84     1.08        .21          1.69
  Return of Capital
    Distributions...........      -0-         -0-       -0-      -0-        -0-           .95
                              -------     -------    ------   ------     ------        ------
Total Distributions.........      .11        1.05      2.06     1.30        .41          3.00
                              -------     -------    ------   ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 11.88     $ 16.10    $20.16   $22.60     $17.44        $17.63
                              =======     =======    ======   ======     ======        ======

Total Return (c)............  -25.59%*    -14.68%    -2.15%   38.30%      1.21%*       27.20%
Net Assets at End of the
  Period (In millions)......  $  40.8     $  65.4    $ 87.0   $101.3     $ 84.1        $ 86.8
Ratio of Expenses to Average
  Net Assets................    2.11%       2.03%     1.91%    2.01%      1.99%         2.07%
Ratio of Net Investment
  Income to Average Net
  Assets....................    2.56%       1.69%     1.18%    1.01%      1.53%         1.74%
Portfolio Turnover..........      20%*        35%       44%      32%        13%*          23%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                NINE MONTHS
                               ENDED         YEAR ENDED MARCH 31,         ENDED      YEAR ENDED
CLASS C SHARES               SEPT. 30,    --------------------------    MARCH 31,     JUNE 30,
                              2002 (A)    2002 (B)    2001     2000       1999          1998
                             ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 16.10     $ 20.16    $22.59   $17.43     $17.62        $16.43
                              -------     -------    ------   ------     ------        ------
  Net Investment Income.....      .18         .30       .24      .20        .21           .31
  Net Realized and
    Unrealized Gain/Loss....    (4.29)      (3.31)     (.61)    6.26        .01          3.88
                              -------     -------    ------   ------     ------        ------
Total from Investment
  Operations................    (4.11)      (3.01)     (.37)    6.46        .22          4.19
                              -------     -------    ------   ------     ------        ------
Less:
  Distributions from Net
    Investment Income.......      .11         .22       .22      .22        .20           .36
  Distributions from Net
    Realized Gain...........      -0-         .83      1.84     1.08        .21          1.69
  Return of Capital
    Distributions...........      -0-         -0-       -0-      -0-        -0-           .95
                              -------     -------    ------   ------     ------        ------
Total Distributions.........      .11        1.05      2.06     1.30        .41          3.00
                              -------     -------    ------   ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 11.88     $ 16.10    $20.16   $22.59     $17.43        $17.62
                              =======     =======    ======   ======     ======        ======

Total Return (c)............  -25.59%*    -14.68%    -2.10%   38.32%      1.22%*       27.14%
Net Assets at End of the
  Period (In millions)......  $  15.0     $  19.9    $ 26.6   $  9.2     $  7.0        $  5.9
Ratio of Expenses to Average
  Net Assets................    2.11%       2.03%     1.92%    2.01%      1.99%         2.06%
Ratio of Net Investment
  Income to Average Net
  Assets....................    2.56%       1.69%     1.17%    1.01%      1.53%         1.73%
Portfolio Turnover..........      20%*        35%       44%      32%        13%*          23%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $3,874,226 which will expire on March 31, 2010.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $171,419,825
                                                                ============
Gross tax unrealized appreciation...........................    $  5,954,022
Gross tax unrealized depreciation...........................     (27,874,667)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(21,920,645)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    The tax character of distributions paid during the year ended March 31, 2002 was as follows:

                                                                   2002
Distributions paid from:
  Ordinary income...........................................    $ 4,246,748
  Long-term capital gain....................................     11,380,123
                                                                -----------
                                                                $15,626,871
                                                                ===========

    As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $1,731,765

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2002, the Fund's custody fee was reduced by $3,091 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .65%
Next $500 million...........................................       .60%
Over $1 billion.............................................       .55%

    For the six months ended September 30, 2002, the Fund recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $27,800 representing

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $205,300, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $89,630 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $3,600.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $147,349,976, $43,147,205 and
$25,729,338 for Classes A, B and C, respectively. For the six months ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     616,048    $  8,476,052
  Class B.................................................     226,825       3,208,098
  Class C.................................................     338,309       4,382,330
                                                            ----------    ------------
Total Sales...............................................   1,181,182    $ 16,066,480
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      93,722    $  1,241,004
  Class B.................................................      25,994         344,286
  Class C.................................................       7,700         101,031
                                                            ----------    ------------
Total Dividend Reinvestment...............................     127,416    $  1,686,321
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,224,731)   $(16,905,592)
  Class B.................................................    (883,122)    (12,141,633)
  Class C.................................................    (317,271)     (4,391,088)
                                                            ----------    ------------
Total Repurchases.........................................  (2,425,124)   $(33,438,313)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    At March 31, 2002, capital aggregated $154,538,512, $51,736,454 and
$25,637,065 for Classes A, B and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,352,867    $ 25,261,309
  Class B.................................................   1,216,671      22,836,228
  Class C.................................................     388,802       7,086,246
                                                            ----------    ------------
Total Sales...............................................   2,958,340    $ 55,183,783
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     551,001    $  8,667,447
  Class B.................................................     251,294       3,906,930
  Class C.................................................      66,306       1,030,213
                                                            ----------    ------------
Total Dividend Reinvestment...............................     868,601    $ 13,604,590
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,930,634)   $(34,116,689)
  Class B.................................................  (1,720,054)    (29,970,159)
  Class C.................................................    (538,557)     (9,404,112)
                                                            ----------    ------------
Total Repurchases.........................................  (4,189,245)   $(73,490,960)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2002 and the year ended March 31, 2002, 75,764 and 262,699 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2002 and year ended March 31, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended September 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $16,400 and CDSC on redeemed shares of approximately $118,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $34,232,030 and $46,578,410, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2002 are payments retained by Van Kampen of approximately $237,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $21,300.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
184, 384, 584                                                  Member NASD/SIPC.
UTLF SAR 11/02                                                  8374K02-AP-11/02

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       6
                      TOP FIVE INDUSTRIES       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      18
            NOTES TO FINANCIAL STATEMENTS      24

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      30
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6
Dec 00                                                                            1.1
Mar 01                                                                           -0.6
Jun 01                                                                           -1.6
Sep 01                                                                           -0.3
Dec 01                                                                            2.7
Mar 02                                                                              5
Jun 02                                                                            1.3
Sep 02                                                                            3.1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6
                                                                            1.75                               1.1
                                                                            1.75                               1.1
Mar 02                                                                      1.75                               1.5
                                                                            1.75                               1.6
                                                                            1.75                               1.2
Jun 02                                                                      1.75                               1.1
                                                                            1.75                               1.5
                                                                            1.75                               1.8
Sep 02                                                                      1.75                               1.5

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -26.81%    -27.09%    -27.05%
-------------------------------------------------------------------------
Six-month total return(2)               -31.03%    -30.74%    -27.78%
-------------------------------------------------------------------------
One-year total return(2)                -18.12%    -18.06%    -14.56%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                -0.50%     -0.28%     -0.09%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                12.29%     12.52%     12.53%
-------------------------------------------------------------------------
Commencement date                      12/27/95   12/27/95   12/27/95
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    From the Fund's inception through the period ended September 30, 1999, certain fees were waived and expenses were voluntarily reimbursed by the Fund's adviser which had a material affect of the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower. The fee waiver and expense reimbursements were involuntary in nature and have been discontinued at the Adviser's discretion.

    An important factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater affect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as occurred in 1996.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*
(as a percentage of long-term investments--September 30, 2002)


1.   AUTOZONE                    2.2%
     Operates auto part retail stores in
     the United States.

2.   ELECTRONIC ARTS             1.9%
     Develops video games for computers
     and game consoles.

3.   INTERNATIONAL GAME
     TECHNOLOGY                  1.8%
     Manufactures slot machines and video
     gaming machines for clients
     worldwide.

4.   AFFILIATED COMPUTER
     SERVICES                    1.6%
     A global company delivering
     comprehensive business process
     outsourcing, information technology
     outsourcing solutions and system
     integration services.

5.   SYMANTEC                    1.4%
     Provides security software to
     consumers and businesses.

6.   ADVANCED AUTO PARTS         1.4%
     A specialty retailer of auto-
     motive parts, accessories and
     maintenance items.

7.   AETNA US HEALTHCARE         1.3%
     Administers health, dental and group
     insurance plans nationwide.

8.   ZIMMER HOLDINGS             1.3%
     Designs, develops, manufactures and
     markets orthopaedic reconstructive
     implants, fracture management
     products and other products used for
     orthopaedic and general surgery.

9.   GANNETT CO.                 1.3%
     A diversified information company
     that operates primarily in the United
     States and the United Kingdom.

10.  BLOCKBUSTER                 1.3%
     A provider of rentable home video-
     cassettes, DVDs and video games.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)



[BAR GRAPH]

                                                                     SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                                     ------------------                   --------------
Banks                                                                       8.90                               2.00
Specialty Stores                                                            6.80                               5.30
Managed Health Care                                                         5.70                               2.50
Data Processing Services                                                    4.80                               5.30
Health Care Equipment                                                       4.70                               4.20


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF NEW, MANAGING DIRECTOR; MICHAEL DAVIS, EXECUTIVE DIRECTOR; MARY JAYNE MALY, VICE PRESIDENT; AND SEAN CONNER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The stock market continued to
endure rough times, and the fund suffered along with it. For the six months ended September 30, 2002, the fund returned -26.81 percent. Though this negative performance was disappointing, the fund was able to outpace the broad market as measured by the Standard & Poor's 500 Index, which returned -28.94 percent during the same period. As an additional point of comparison, the fund also outperformed the Russell Midcap(R) Growth Index, a measure of mid-cap growth-stock performance, which returned -32.21 percent.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent but excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market, and the Russell Midcap(R)Growth Index is an unmanaged index generally viewed as representative of mid-capitalization securities in the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and notes on page 4 for additional fund performance results.

    The fund's outperformance of its benchmark stemmed largely from stock selection--the investments we picked, on average, tended to do better than those in the benchmarks. By steering clear of some of what we believed to be the highest-risk growth stocks and focusing instead on those with more reasonable growth estimates and valuations, the fund was able to perform slightly better than average during the last six months.

Q   WHAT MAJOR MARKET FACTORS
    INFLUENCED THE FUND?

A   Continued economic sluggishness
weighed down the stock market. When the period began, economic data were surprisingly strong and pointed to an imminent recovery. As the period progressed, however, corporate earnings remained disappointing, and analysts began to see other signs of weakness. Investors worried about high stock valuations and questionable accounting practices at WorldCom and other major U.S. corporations. Also, credit quality became a much larger focus for investors; the weak earnings and high debt levels of some companies led to concerns about whether they could meet their debt obligations. Finally, geopolitical concerns added yet another layer of uncertainty to the mix, with war in the Middle East seeming increasingly possible toward the end of the period. All of these factors served to send stock prices steadily lower.

Q   IN LIGHT OF THIS ENVIRONMENT,
    WHAT WAS YOUR APPROACH TO MANAGING THE FUND?

A   In all market conditions we follow
a consistent management strategy--we invest in stocks with positive future fundamentals and attractive valuations. Though our strategy remained consistent, we did adapt this strategy to reflect recent conditions. For example, recognizing the substantial amount of risk in the market, we paid extra attention to diversifying our investments. We sought to spread the fund's assets around and avoid investing too heavily in our largest holdings, thus moderating the risk that poor performance in any single stock could drag down the entire portfolio with it.

    Another way we sought to reduce risk was to continue managing the fund with a barbell strategy--dividing the fund's assets between two contrasting groups of stocks. On one end of the barbell were defensive companies, whose earnings we believed were more likely to hold up in the face of a slowing economy. On the other end of the barbell were economically sensitive companies, which were potentially positioned to benefit from economic recovery. We believe that having a mix of both types of stocks helped protect the fund from further market declines, yet provided it with the potential to share in future market gains.

Q   WHAT WERE SOME STOCKS THAT
    HELPED PERFORMANCE DURING THE PERIOD?

A   The fund realized strong results
from our investment in International Game Technology, the leading maker of slot machines. Gambling destinations have become increasingly popular in recent years, which has translated into heightened demand for International Game Technology's products. Another favorable trend for the company is that many states have looked to legalize gambling as a way of boosting declining revenues. AutoZone, the largest auto-parts retailer in the United States, continued to turn in strong results during the past six months. The company benefited from an increased focus on profitability and its ability to surpass earnings estimates at a time when few other businesses could make that claim. Electronic Arts, the leading U.S. video game maker, also helped fund performance. The company benefited from the recent proliferation of new gaming platforms--including Sony's PlayStation 2 and Microsoft's Xbox--and its ability to create a large number of popular new games.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS HURT PERFORMANCE?

A   Celestica was the fund's weakest
performer during the period. This contract electronics manufacturer provides services to computer and telecommunications companies. With Celestica's largest customers--including Hewlett Packard, Cisco, Sun Microsystems, Dell, Lucent and IBM--experiencing sharply slowing demand for its products, the company suffered a significant decline in sales. Despite Celestica's recent troubles, we continue to own its stock because we believe it is the best company in its industry, and believe it still has a positive long-term outlook and an attractive valuation.

    Another disappointing fund holding was Fairchild Semiconductor. Unlike other semiconductor makers, Fairchild sells many of its products to industrial customers, which have been among the hardest hit by the economic slowdown. As demand for Fairchild's products slowed, so too did the company's earnings, sending its stock price falling.

    Other laggards included

- Office Depot, the leading office supply retailer, which saw its earnings and stock price decline as the slowing economy reduced employment and demand for office supplies.

- Genesco, a shoe retailer that owns the Jarman and Johnston & Murphy brands. The company's stock price fell after Genesco reported disappointing earnings.

- BISYS Group, which provides computer services and back-office support to financial institutions and insurance companies. Its stock did poorly in response to its customers' weak business environment and their hesitancy to spend on technology projects.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND?

A   We see continued uncertainty
ahead. Although the economy appears to be recovering, data suggest the economy may still encounter difficulties going forward. One concern is how well consumer spending will hold up over the next year. During the past two years of economic weakness the consumer has continued to spend and support the economy, especially with auto and housing purchases. Very recent data, however, suggest that there has been some slowing in consumer spending, most likely the result of continuing corporate layoffs and the ongoing decline in the stock market. Other question marks include how investors will respond to corporate-governance reforms and the potential for war in the Middle East. In such an uncertain environment, we plan to adhere firmly to our investment approach of managing the fund's risk and looking for growth companies with positive fundamentals and attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance-comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds and cash equivalents.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RISK: An investment's vulnerability to fluctuations in value caused by changing economic or market conditions. Such factors as credit quality, currency exchange rates, inflation rates or the direction of interest rates may increase an investment's price volatility. The level of risk incurred by a fund shareholder varies from fund to fund, depending primarily on the types of securities in which the fund invests.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.7%
ADVERTISING  0.3%
Interpublic Group Cos., Inc. ...............................   53,200   $    843,220
                                                                        ------------

AEROSPACE & DEFENSE  0.5%
Alliant Techsystems, Inc. (a)...............................   16,000      1,108,000
                                                                        ------------
AIR FREIGHT & COURIERS  1.5%
CNF, Inc. ..................................................   63,000      1,977,570
Ryder System, Inc. .........................................   67,000      1,670,310
                                                                        ------------
                                                                           3,647,880
                                                                        ------------
APPAREL & ACCESSORIES  2.8%
Jones Apparel Group, Inc. (a)...............................   96,000      2,947,200
Liz Claiborne, Inc. ........................................   92,000      2,295,400
Polo Ralph Lauren Corp., Class A (a)........................   75,000      1,558,500
                                                                        ------------
                                                                           6,801,100
                                                                        ------------
APPAREL RETAIL  2.1%
Cato Corp. .................................................  130,000      2,467,400
TJX Cos., Inc. .............................................  162,000      2,754,000
                                                                        ------------
                                                                           5,221,400
                                                                        ------------
APPLICATION SOFTWARE  4.2%
Autodesk, Inc. .............................................   81,000      1,026,270
Cadence Design Systems, Inc. (a)............................  150,000      1,525,500
Electronic Arts, Inc. (a)...................................   66,000      4,353,360
Intuit, Inc. (a)............................................   37,000      1,684,610
Reynolds & Reynolds Co., Class A............................   72,000      1,615,680
                                                                        ------------
                                                                          10,205,420
                                                                        ------------
AUTO PARTS & EQUIPMENT  2.6%
Advanced Auto Parts (a).....................................   60,000      3,164,400
BorgWarner, Inc. ...........................................   39,000      1,935,960
Lear Corp. (a)..............................................   30,000      1,249,500
                                                                        ------------
                                                                           6,349,860
                                                                        ------------
BANKS  8.5%
AmSouth Bancorp.............................................  113,000      2,343,620
BancorpSouth, Inc. .........................................  118,000      2,324,600
Compass Bancshares, Inc. ...................................   78,000      2,311,140
First Virginia Banks, Inc. .................................   48,500      1,809,050

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
Hibernia Corp., Class A.....................................  108,000   $  2,158,920
North Fork Bancorp, Inc. ...................................   63,000      2,383,920
Regions Financial Corp. ....................................   73,000      2,384,910
SouthTrust Corp. ...........................................   59,000      1,430,750
TCF Financial Corp. ........................................   51,000      2,158,830
Washington Mutual, Inc. ....................................   47,000      1,479,090
                                                                        ------------
                                                                          20,784,830
                                                                        ------------
BIOTECHNOLOGY  2.3%
Genzyme Corp. (a)...........................................   37,600        774,936
Gilead Sciences, Inc. (a)...................................   86,000      2,883,580
IDEC Pharmaceuticals Corp. (a)..............................   49,000      2,034,480
                                                                        ------------
                                                                           5,692,996
                                                                        ------------
BROADCASTING & CABLE TV  0.6%
Entercom Communications Corp. (a)...........................   32,000      1,515,840
                                                                        ------------

CASINOS & GAMING  3.7%
International Game Technology (a)...........................   59,000      4,079,260
MGM Mirage, Inc. (a)........................................   80,000      2,984,000
Park Place Entertainment Corp. (a)..........................  233,000      1,852,350
                                                                        ------------
                                                                           8,915,610
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.2%
CDW Computer Centers, Inc. (a)..............................   67,000      2,838,120
                                                                        ------------

COMPUTER HARDWARE  0.9%
Dell Computer Corp. (a).....................................   91,000      2,139,410
                                                                        ------------

COMPUTER STORAGE & PERIPHERALS  1.2%
Lexmark International, Inc., Class A (a)....................   64,000      3,008,000
                                                                        ------------

DATA PROCESSING SERVICES  4.6%
Affiliated Computer Services, Inc., Class A (a).............   87,000      3,701,850
BISYS Group, Inc. (a).......................................   36,000        601,560
Dun & Bradstreet Corp. (a)..................................   57,000      1,915,770
First Data Corp. ...........................................   93,000      2,599,350
Fiserv, Inc. (a)............................................   68,000      1,909,440
Sabre Holdings Corp., Class A (a)...........................   22,000        425,700
                                                                        ------------
                                                                          11,153,670
                                                                        ------------
DEPARTMENT STORES  1.2%
Big Lots, Inc. (a)..........................................  186,000      2,944,380
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DISTRIBUTORS  1.2%
Coach, Inc. (a).............................................  118,000   $  3,020,800
                                                                        ------------

DIVERSIFIED CHEMICALS  1.0%
PPG Industries, Inc. .......................................   52,000      2,324,400
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  1.7%
Equifax, Inc. ..............................................   94,000      2,043,560
H&R Block, Inc. ............................................   47,000      1,974,470
                                                                        ------------
                                                                           4,018,030
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  3.9%
Affiliated Managers Group, Inc. (a).........................   13,000        579,930
Allied Capital Corp. .......................................   51,000      1,116,390
Bear Stearns Cos., Inc. ....................................   22,000      1,240,800
Federated Investors, Inc., Class B..........................   66,000      1,781,340
Lehman Brothers Holdings, Inc. .............................   26,000      1,275,300
SLM Corp. ..................................................   18,000      1,676,520
T. Rowe Price Group, Inc. ..................................   36,000        898,560
Waddell & Reed Financial, Inc. .............................   58,000      1,024,280
                                                                        ------------
                                                                           9,593,120
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.2%
Axcelis Technologies, Inc. (a)..............................  109,000        531,920
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  2.4%
AVX Corp. ..................................................   96,000        831,360
Celestica, Inc. (Canada) (a)................................  145,600      1,907,360
Jabil Circuit, Inc. (a).....................................   36,000        532,080
Tech Data Corp. (a).........................................   93,000      2,455,200
                                                                        ------------
                                                                           5,726,000
                                                                        ------------
HEALTH CARE DISTRIBUTORS & SERVICES  0.8%
Varian Medical Systems, Inc. (a)............................   44,000      1,891,560
                                                                        ------------

HEALTH CARE EQUIPMENT  4.5%
Boston Scientific Corp. (a).................................   76,000      2,398,560
DENTSPLY International, Inc. ...............................   75,000      3,012,750
St. Jude Medical, Inc. (a)..................................   65,000      2,320,500
Zimmer Holdings, Inc. (a)...................................   81,000      3,105,540
                                                                        ------------
                                                                          10,837,350
                                                                        ------------
HEALTH CARE FACILITIES  0.6%
Tenet Healthcare Corp. (a)..................................   28,500      1,410,750
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE SUPPLIES  1.6%
Alcon, Inc. (Switzerland) (a)...............................   46,000   $  1,782,500
Allergan, Inc. .............................................   38,000      2,067,200
                                                                        ------------
                                                                           3,849,700
                                                                        ------------
HOUSEWARES & SPECIALTIES  1.1%
Newell Rubbermaid, Inc. ....................................   86,000      2,654,820
                                                                        ------------

INDUSTRIAL MACHINERY  0.4%
Ingersoll-Rand Co., Class A (Bermuda).......................   25,000        861,000
                                                                        ------------

INSURANCE BROKERS  0.9%
Arthur J. Gallagher & Co. ..................................   27,000        665,550
Willis Group Holdings Ltd. (United Kingdom) (a).............   44,000      1,473,560
                                                                        ------------
                                                                           2,139,110
                                                                        ------------
INTEGRATED OIL & GAS  1.1%
ConocoPhillips..............................................   55,499      2,566,260
                                                                        ------------

IT CONSULTING & SERVICES  0.3%
SEI Investments Co. ........................................   27,800        663,864
                                                                        ------------

LIFE & HEALTH INSURANCE  0.6%
Torchmark Corp. ............................................   40,000      1,370,400
                                                                        ------------

MANAGED HEALTH CARE  5.5%
Aetna, Inc. ................................................   87,000      3,115,470
Anthem, Inc. (a)............................................   46,000      2,990,000
Caremark Rx, Inc. (a).......................................   87,000      1,479,000
UnitedHealth Group, Inc. ...................................   34,000      2,965,480
WellPoint Health Networks, Inc. (a).........................   38,000      2,785,400
                                                                        ------------
                                                                          13,335,350
                                                                        ------------
MULTI-LINE INSURANCE  0.8%
Old Republic International Corp. ...........................   69,000      1,958,220
                                                                        ------------

OFFICE SERVICES & SUPPLIES  0.8%
Pitney Bowes, Inc. .........................................   64,000      1,951,360
                                                                        ------------

OIL & GAS DRILLING  2.2%
GlobalSantaFe Corp. ........................................  105,000      2,346,750
Noble Drilling Corp. (a)....................................   98,000      3,038,000
                                                                        ------------
                                                                           5,384,750
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  1.1%
Smith International, Inc. (a)...............................   87,000      2,549,970
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EXPLORATION & PRODUCTION  0.5%
EOG Resources, Inc. ........................................   36,000   $  1,294,560
                                                                        ------------

PERSONAL PRODUCTS  1.1%
NBTY, Inc. (a)..............................................  201,000      2,608,980
                                                                        ------------

PHARMACEUTICALS  3.5%
Medicis Pharmaceutical Corp., Class A (a)...................   60,000      2,452,200
Mylan Laboratories, Inc. ...................................   80,000      2,619,200
Shire Pharmaceuticals Group PLC--ADR (United Kingdom) (a)...   81,000      2,006,370
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   22,000      1,474,000
                                                                        ------------
                                                                           8,551,770
                                                                        ------------
PUBLISHING & PRINTING  2.4%
Gannett Co., Inc. ..........................................   43,000      3,103,740
New York Times Co., Class A.................................   62,000      2,817,900
                                                                        ------------
                                                                           5,921,640
                                                                        ------------
RAILROADS  0.7%
CSX Corp. ..................................................   69,000      1,820,220
                                                                        ------------

RESTAURANTS  3.8%
CBRL Group, Inc. ...........................................   87,000      1,985,340
Darden Restaurants, Inc. ...................................  108,500      2,630,040
Wendy's International, Inc. ................................   69,000      2,284,590
Yum! Brands, Inc. (a).......................................   88,000      2,438,480
                                                                        ------------
                                                                           9,338,450
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.9%
KLA-Tencor Corp. (a)........................................   25,000        698,500
Lam Research Corp. (a)......................................  112,000        996,800
Novellus Systems, Inc. (a)..................................   29,000        603,490
                                                                        ------------
                                                                           2,298,790
                                                                        ------------
SEMICONDUCTORS  2.1%
Fairchild Semiconductor International, Inc., Class A (a)....  107,000      1,013,290
International Rectifier Corp. (a)...........................   35,000        546,700
Marvell Technology Group Ltd. (Bermuda) (a).................   60,000        951,000
Microchip Technology, Inc. (a)..............................  126,500      2,586,925
                                                                        ------------
                                                                           5,097,915
                                                                        ------------
SOFT DRINKS  0.8%
Pepsi Bottling Group, Inc. .................................   84,000      1,965,600
                                                                        ------------

SPECIALTY STORES  6.5%
AutoZone, Inc. (a)..........................................   64,000      5,047,040
Blockbuster, Inc. ..........................................  123,000      3,050,400

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES (CONTINUED)
yOffice Depot, Inc. (a).....................................  224,000   $  2,764,160
PEP Boys-- Manny Moe & Jack.................................  213,000      2,609,250
Pier 1 Imports, Inc. .......................................  124,000      2,364,680
                                                                        ------------
                                                                          15,835,530
                                                                        ------------
SYSTEMS SOFTWARE  2.2%
Adobe Systems, Inc. ........................................   41,000        783,100
BMC Software, Inc. (a)......................................  105,000      1,372,350
Symantec Corp. (a)..........................................   96,000      3,232,320
                                                                        ------------
                                                                           5,387,770
                                                                        ------------
TOBACCO  0.3%
UST, Inc. ..................................................   27,000        761,670
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.7%
  (Cost $252,427,366)................................................    232,691,365

REPURCHASE AGREEMENT  4.4%
UBS Securities ($10,789,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 09/30/02, to be sold on
  10/01/02 at $10,789,560) (Cost $10,789,000)........................     10,789,000
                                                                        ------------

TOTAL INVESTMENTS  100.1%
  (Cost $263,216,366)................................................    243,480,365

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)........................       (341,419)
                                                                        ------------

NET ASSETS  100.0%...................................................   $243,138,946
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $263,216,366).......................  $243,480,365
Receivables:
  Fund Shares Sold..........................................     2,949,865
  Investments Sold..........................................     2,292,334
  Dividends.................................................       136,389
  Interest..................................................           560
Other.......................................................        56,964
                                                              ------------
    Total Assets............................................   248,916,477
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,302,939
  Fund Shares Repurchased...................................       873,140
  Distributor and Affiliates................................       222,761
  Investment Advisory Fee...................................       157,558
  Custodian Bank............................................         2,345
Accrued Expenses............................................       147,020
Trustees' Deferred Compensation and Retirement Plans........        71,768
                                                              ------------
    Total Liabilities.......................................     5,777,531
                                                              ------------
NET ASSETS..................................................  $243,138,946
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $356,863,062
Accumulated Net Investment Loss.............................    (1,647,568)
Net Unrealized Depreciation.................................   (19,736,001)
Accumulated Net Realized Loss...............................   (92,340,547)
                                                              ------------
NET ASSETS..................................................  $243,138,946
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $140,845,758 and 10,154,435 shares of
    beneficial interest issued and outstanding).............  $      13.87
    Maximum sales charge (5.75%* of offering price).........           .85
                                                              ------------
    Maximum offering price to public........................  $      14.72
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $83,514,769 and 6,398,704 shares of
    beneficial interest issued and outstanding).............  $      13.05
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,778,419 and 1,439,690 shares of
    beneficial interest issued and outstanding).............  $      13.04
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $    798,705
Interest....................................................       104,629
                                                              ------------
Total Income................................................       903,334
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,049,806
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $196,221, $506,999 and $105,114,
  respectively).............................................       808,334
Shareholder Services........................................       428,259
Custody.....................................................        23,025
Legal.......................................................        13,836
Trustees' Fees and Related Expenses.........................         4,817
Other.......................................................       132,383
                                                              ------------
    Total Expenses..........................................     2,460,460
    Less Credits Earned on Cash Balances....................         4,878
                                                              ------------
    Net Expenses............................................     2,455,582
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,552,248)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(40,672,194)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    25,263,834
  End of the Period.........................................   (19,736,001)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (44,999,835)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(85,672,029)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(87,224,277)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                   SEPTEMBER 30, 2002    MARCH 31, 2002
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................    $ (1,552,248)       $ (3,436,912)
Net Realized Loss.................................     (40,672,194)        (21,291,571)
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (44,999,835)         29,701,064
                                                      ------------        ------------
Change in Net Assets from Operations..............     (87,224,277)          4,972,581
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Class A Shares..................................             -0-            (214,641)
  Class B Shares..................................             -0-            (240,806)
  Class C Shares..................................             -0-             (36,989)
                                                      ------------        ------------
Total Distributions...............................             -0-            (492,436)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (87,224,277)          4,480,145
                                                      ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      93,421,726         188,075,622
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................             -0-             439,422
Cost of Shares Repurchased........................     (71,661,451)        (90,644,905)
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      21,760,275          97,870,139
                                                      ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.............     (65,464,002)        102,350,284
NET ASSETS:
Beginning of the Period...........................     308,602,948         206,252,664
                                                      ------------        ------------
End of the Period (Including accumulated net
  investment loss of $1,647,568 and $95,320,
  respectively)...................................    $243,138,946        $308,602,948
                                                      ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX                                           NINE
                              MONTHS                                         MONTHS
                               ENDED            YEAR ENDED MARCH 31,          ENDED     YEAR ENDED
CLASS A SHARES             SEPTEMBER 30,   ------------------------------   MARCH 31,    JUNE 30,
                             2002 (a)      2002 (a)   2001 (a)   2000 (a)   1999 (a)       1998
                           -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........    $ 18.95       $18.60    $ 40.22     $23.30     $23.46       $17.88
                              -------       ------    -------     ------     ------       ------
  Net Investment Loss.....       (.06)        (.19)      (.30)      (.32)      (.18)        (.14)
  Net Realized and
    Unrealized
    Gain/Loss.............      (5.02)         .57     (13.82)     20.61        .60         6.71
                              -------       ------    -------     ------     ------       ------
Total from Investment
  Operations..............      (5.08)         .38     (14.12)     20.29        .42         6.57
Less Distributions from
  Net Realized Gain.......        -0-          .03       7.50       3.37        .58          .99
                              -------       ------    -------     ------     ------       ------
NET ASSET VALUE, END OF
  THE PERIOD..............    $ 13.87       $18.95    $ 18.60     $40.22     $23.30       $23.46
                              =======       ======    =======     ======     ======       ======

Total Return* (b).........    -26.81%**      2.06%    -38.95%     93.18%      2.18%**     38.52%
Net Assets at End of the
  Period (In millions)....    $ 140.8       $169.1    $  95.5     $106.3     $ 60.1       $ 64.9
Ratio of Expenses to
  Average Net Assets*.....      1.43%        1.43%      1.33%      1.44%      1.64%        1.30%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................      (.77%)      (1.02%)    (1.00%)    (1.14%)    (1.19%)       (.64%)
Portfolio Turnover........        84%**       127%       172%       170%        82%**       125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......        N/A          N/A        N/A        N/A      1.68%        1.58%
Ratio of Net Investment
  Loss to Average Net
  Assets..................        N/A          N/A        N/A        N/A     (1.23%)       (.92%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                                           NINE
                               MONTHS                                         MONTHS
                                ENDED            YEAR ENDED MARCH 31,          ENDED     YEAR ENDED
CLASS B SHARES              SEPTEMBER 30,   ------------------------------   MARCH 31,    JUNE 30,
                              2002 (a)      2002 (a)   2001 (a)   2000 (a)   1999 (a)       1998
                            -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 17.90       $17.70    $ 39.06     $22.87     $23.17       $17.80
                               -------       ------    -------     ------     ------       ------
  Net Investment Loss......       (.12)        (.31)      (.52)      (.52)      (.30)        (.27)
  Net Realized and
    Unrealized Gain/Loss...      (4.73)         .54     (13.34)     20.08        .58         6.63
                               -------       ------    -------     ------     ------       ------
Total from Investment
  Operations...............      (4.85)         .23     (13.86)     19.56        .28         6.36
Less Distributions from Net
  Realized Gain............        -0-          .03       7.50       3.37        .58          .99
                               -------       ------    -------     ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 13.05       $17.90    $ 17.70     $39.06     $22.87       $23.17
                               =======       ======    =======     ======     ======       ======

Total Return *(b)..........    -27.09%**      1.32%    -39.49%     91.74%      1.60%**     37.56%
Net Assets at End of the
  Period (In millions).....    $  83.5       $116.8    $  97.0     $115.6     $ 72.8       $ 79.7
Ratio of Expenses to
  Average Net Assets *.....      2.18%        2.19%      2.10%      2.18%      2.40%        2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets *.................     (1.54%)      (1.78%)    (1.77%)    (1.89%)    (1.95%)      (1.40%)
Portfolio Turnover.........        84%**       127%       172%       170%        82%**       125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......        N/A          N/A        N/A        N/A      2.44%        2.34%
Ratio of Net Investment
  Loss to Average Net
  Assets...................        N/A          N/A        N/A        N/A     (1.99%)      (1.68%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX                                           NINE
                               MONTHS                                         MONTHS
                                ENDED            YEAR ENDED MARCH 31,          ENDED     YEAR ENDED
CLASS C SHARES              SEPTEMBER 30,   ------------------------------   MARCH 31,    JUNE 30,
                              2002 (a)      2002 (a)   2001 (a)   2000 (a)   1999 (a)       1998
                            -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 17.89       $17.69    $ 39.01     $22.87     $23.17       $17.79
                               -------       ------    -------     ------     ------       ------
  Net Investment Loss......       (.12)        (.31)      (.50)      (.52)      (.30)        (.31)
  Net Realized and
    Unrealized Gain/Loss...      (4.73)         .54     (13.32)     20.03        .58         6.68
                               -------       ------    -------     ------     ------       ------
Total from Investment
  Operations...............      (4.85)         .23     (13.82)     19.51        .28         6.37
Less Distributions from Net
  Realized Gain............        -0-          .03       7.50       3.37        .58          .99
                               -------       ------    -------     ------     ------       ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 13.04       $17.89    $ 17.69     $39.01     $22.87       $23.17
                               =======       ======    =======     ======     ======       ======

Total Return *(b)..........    -27.05%**      1.32%    -39.43%     91.52%      1.60%**     37.56%
Net Assets at End of the
  Period (In millions).....    $  18.8       $ 22.7    $  13.7     $ 11.8     $  7.4       $  9.2
Ratio of Expenses to
  Average Net Assets *.....      2.19%        2.19%      2.10%      2.19%      2.41%        2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets *.................     (1.54%)      (1.78%)    (1.77%)    (1.89%)    (1.96%)      (1.39%)
Portfolio Turnover.........        84%**       127%       172%       170%        82%**       125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......        N/A          N/A        N/A        N/A      2.45%        2.34%
Ratio of Net Investment
  Loss to Average Net
  Assets...................        N/A          N/A        N/A        N/A     (2.00%)      (1.68%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $42,690,604 which expires on March 31, 2010.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $263,823,846
                                                                ============
Gross tax unrealized appreciation...........................    $  9,003,826
Gross tax unrealized depreciation...........................     (29,347,307)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(20,343,481)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2002 was as follows:

                                                                  2002
Distributions paid from:
  Ordinary income...........................................    $    338
  Long-term capital gain....................................     492,098
                                                                --------
                                                                $492,436
                                                                ========

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended September 30, 2002, the Fund's custody fee was reduced by $4,878 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2002, the Fund recognized expenses of approximately $5,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to the fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $24,700 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $377,500 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

trustees. Investments in such funds of $49,457 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $21,645.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $200,499,372, $128,258,789 and
$28,104,901 for Classes A, B, and C, respectively. For the six months ended September 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,370,767    $ 69,796,956
  Class B.................................................     991,060      15,547,215
  Class C.................................................     515,557       8,077,555
                                                            ----------    ------------
Total Sales...............................................   5,877,384    $ 93,421,726
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................         -0-    $        -0-
  Class B.................................................         -0-             -0-
  Class C.................................................         -0-             -0-
                                                            ----------    ------------
Total Dividend Reinvestment...............................         -0-    $        -0-
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,139,338)   $(49,347,512)
  Class B.................................................  (1,114,230)    (16,932,103)
  Class C.................................................    (346,014)     (5,381,836)
                                                            ----------    ------------
Total Repurchases.........................................  (4,599,582)   $(71,661,451)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    At March 31, 2002, capital aggregated $180,049,928, $129,643,677 and
$25,409,182 for Classes A, B and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   6,638,956    $123,251,068
  Class B................................................   2,677,982      47,587,224
  Class C................................................     976,977      17,237,330
                                                           ----------    ------------
Total Sales..............................................  10,293,915    $188,075,622
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................      10,948    $    204,063
  Class B................................................      11,534         203,576
  Class C................................................       1,802          31,783
                                                           ----------    ------------
Total Dividend Reinvestment..............................      24,284    $    439,422
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,862,758)   $(53,353,882)
  Class B................................................  (1,647,183)    (28,861,566)
  Class C................................................    (484,989)     (8,429,457)
                                                           ----------    ------------
Total Repurchases........................................  (4,994,930)   $(90,644,905)
                                                           ==========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2002 and the year end March 31, 2002, 39,542 and 97,289 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended September 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $71,100 and CDSC on redeemed shares of approximately $111,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $241,266,194 and $226,330,615, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2002 are payments retained by Van Kampen of approximately $451,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $45,200.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
86, 186, 286                                                   Member NASD/SIPC.
GF SAR 11/02                                                    8275K02-AP-11/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       5
                          TOP FIVE INDUSTRIES       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.60
Dec 00                                                                            1.10
Mar 01                                                                           -0.60
Jun 01                                                                           -1.60
Sep 01                                                                           -0.30
Dec 01                                                                            2.70
Mar 02                                                                            5.00
Jun 02                                                                            1.30
Sep 02                                                                            3.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -23.21%    -23.46%    -23.51%
-------------------------------------------------------------------------
Six-month total return(2)               -27.62%    -27.78%    -24.28%
-------------------------------------------------------------------------
One-year total return(2)                -12.25%    -12.15%     -8.45%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 2.18%      2.55%      3.26%
-------------------------------------------------------------------------
Commencement date                      06/21/99   06/21/99   06/21/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

(3) See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

 [BAR GRAPH]                                     PORTFOLIO AT A GLANCE

                                                                     SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                                     ------------------                   --------------
Banks                                                                       9.50                               6.60
Oil & Gas Exploration & Production                                          7.60                               5.50
Real Estate Investment Trusts                                               5.40                               6.10
Life & Health Insurance                                                     5.00                               4.00
Diversified Commercial Services                                             4.40                               4.70


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2002)


1.   APRIA HEALTHCARE            4.1%
     Provides home healthcare services
     throughout the United States.

2.   STONE ENERGY                3.3%
     Operates oil- and natural gas-
     producing properties primarily in the
     Gulf Coast Basin.

3.   LNR PROPERTY                2.8%
     Owns and manages apartment complexes,
     shopping centers and other commercial
     and industrial properties.

4.   REINSURANCE GROUP OF
     AMERICA                     2.7%
     Provides reinsurance services
     worldwide.

5.   AGL RESOURCES               2.7%
     Distributes natural gas to customers
     in Georgia, Tennessee and Virginia.

6.   SCOTTISH ANNUITY & LIFE
     HOLDINGS, LTD.              2.3%
     Offers reinsurance of life insurance,
     annuities and annuity-type products.

7.   MSC. SOFTWARE CORP.         2.0%
     Develops, markets and supports
     simulation software, services and
     systems.

8.   COMMERCE BANCSHARES         2.0%
     Provides loan services to businesses
     and consumers primarily in the
     Midwestern United States.

9.   SCHOOL SPECIALTY            1.8%
     Provides non-textbook supplies to
     schools in the United States.

10.  TEREX CORP.                 1.8%
     A diversified global manufacturer of
     a broad range of equipment for the
     construction, infrastructure and
     mining industries.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP VALUE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JENNY BETH JONES, EXECUTIVE DIRECTOR AND RICHARD GLASS, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PERIOD?

A   In a continued difficult
environment for equities, the fund returned -23.21 percent for the six months ended September 30, 2002. In comparison, the fund's benchmark index, the Russell 2000(R) Value Index returned -23.70 percent. Performance information reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 2000(R) Value Index is an unmanaged statistical composite that measures the performance of those Russell 2000(R) Index companies with lower than average price-to-book ratios and lower forecasted growth values. Index returns do not include any sales charges or fees that would be paid by investors purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT MADE THE MARKET
    ENVIRONMENT CHALLENGING?

A   The market environment remained
a very challenging one during the six-month period. When the period began, economic data were surprisingly strong and pointed to an imminent recovery. As the period progressed, however, corporate earnings remained disappointing, and analysts began to see other signs of weakness as well. Adding to the negative sentiment were the questionable accounting practices uncovered at WorldCom and other major U.S. corporations. Weak corporate earnings and high debt levels of some companies led to concerns about whether those companies could meet their debt obligations. Finally, geopolitical concerns added yet another layer of uncertainty to the mix, with war with Iraq seeming increasingly possible toward the end of the period. All these factors served to send stock prices steadily lower. Large-capitalization stocks outperformed small caps--reversing the trend that began in 2001.

Q   WHAT WAS YOUR APPROACH
    TO MANAGING THE FUND IN THIS ENVIRONMENT?

A   Regardless of what the overall
market and economy is doing, we adhere to our small-cap investing discipline, which is driven by our search for strong businesses selling at attractive valuations. Our investment process involves a combination of quantitative analysis and fundamentally based bottom-up research. Our in-depth stock-by-stock research process is designed to identify well-run companies with strong business models.

Q   WHAT WERE SOME OF THE STOCKS
    OR SECTORS WHOSE PERFORMANCE HELPED THE FUND IN THIS PERIOD?

A   Although this was a very difficult
investing climate for small-cap value stocks, the fund did get some positive performance from holdings in the energy sector, particularly from St. Mary Land & Exploration Co. In North America, there is presently a supply/demand imbalance, particularly with natural gas, that is helping energy stocks. We anticipate that should this trend continue it would have a beneficial impact on energy stocks, where the portfolio remains overweighted. Also, insurance companies have done well for the fund, and the portfolio remains overweighted there. Banks such as First Niagara Financial Group and BancFirst Corp. were among the best-performing stocks in the portfolio.

    Given the marked decrease in valuations overall during the market's downturn, we are using this decline as an opportunity to upgrade the quality of companies in the portfolio. Just a few years ago, when valuations were excessive, we shunned companies where we believed the stock price was inflated. Today, although we are mired in a difficult economic climate, a predominant portion of the companies in the overall market has much lower valuations. Accordingly, we can better focus on positioning the fund for the long term by seeking to identify the best companies that we believe will ultimately be survivors in their respective industries. Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held in the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHAT WERE SOME OF THE
    STOCKS OR SECTORS THAT HURT PERFORMANCE?

A   The two biggest areas that hurt
fund performance were technology and financial stocks. In technology, we viewed favorably companies that provide systems integration. Fund holdings in this area struggled--among them Bearing Point (formerly KPMG Consulting), but we view this as more of a short-term event. We believe that when the economy begins to recover, companies will be more inclined to spend on integrating the software systems they currently have as opposed to buying new software or hardware. Bearing Point remains one of the fund's largest holdings, and we have been adding to the fund's position on price weakness. Long term, we believe that the company is in a strong competitive position. MSC.Software Corp. is another holding that declined during the period. We believe that the company has a dominant position in their specific niche, simulation software. Although the company has struggled, we view its long-term prospects as very positive.

    As mentioned, the fund's best-performing stock was First Niagara Financial Group, which rose nearly 83 percent in the period, illustrating that on a stock-specific basis our financial holdings performed well. It was the fund's underweighting in this sector that hurt its relative performance. Toward the end of the period, banks and other financial companies were hard hit by credit-quality concerns, and the fund remains underweighted in the sector.

Q   ASIDE FROM THE TECHNOLOGY AND
    FINANCIAL SECTORS, ARE THERE ANY OTHER SECTORS TOWARD WHICH YOU'VE BEEN INCREASING THE PORTFOLIO'S EXPOSURE?

A   We've been examining the health-
care and biotechnology sectors. Some biotech stocks have experienced dramatic price declines, to the point that they are very attractive from a valuation standpoint, and are generating cash for funding the development of new products. Biotech stocks are very volatile, so we are taking a cautious approach and have initiated positions in Ligand Pharmaceuticals and Diversa Corp--companies with significant cash on hand, products on the market and what we believe is a healthy product pipeline.

Q   WHAT IS YOUR OUTLOOK FOR THE
    NEAR TERM?

A   We remain cautious as we move
toward the end of 2002, and believe it is important to focus on the long term. Regardless of what transpires in the market, we plan to continue following our research-driven, value-investing discipline--looking for good businesses at attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PRICE-TO-BOOK (P/B) RATIO: A stock's book value--its assets less liabilities--in relation to its actual market value. The P/B ratio is calculated by dividing a stock's share price by its book value. A low P/B ratio can often suggest that a stock is undervalued, while a high ratio indicates it might be overvalued.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  88.9%
AEROSPACE & DEFENSE  2.5%
DRS Technologies, Inc. (a)..................................   58,000   $  2,158,760
Kaman Corp., Class A........................................   48,700        596,575
Triumph Group, Inc. (a).....................................   85,000      2,380,000
                                                                        ------------
                                                                           5,135,335
                                                                        ------------
AGRICULTURAL PRODUCTS  0.5%
Delta & Pine Land Co. ......................................   58,000      1,086,920
                                                                        ------------

ALTERNATIVE CARRIERS  0.6%
Asia Satellite Telecommunications Holdings Ltd.--ADR (Hong
  Kong).....................................................  100,000      1,200,000
                                                                        ------------

ALUMINUM  0.9%
Reliance Steel & Aluminum Co. ..............................   86,000      1,879,100
                                                                        ------------
APPAREL & ACCESSORIES  1.1%
Maxwell Shoe Co., Inc., Class A (a).........................  121,000      1,373,350
Quicksilver, Inc. (a).......................................   41,750        943,133
                                                                        ------------
                                                                           2,316,483
                                                                        ------------
APPAREL RETAIL  1.6%
Cato Corp., Class A.........................................   52,600        998,348
Claire's Stores, Inc. ......................................  110,000      2,398,000
                                                                        ------------
                                                                           3,396,348
                                                                        ------------
APPLICATION SOFTWARE  2.3%
MSC.Software Corp. (a)......................................  443,000      3,774,360
Packeteer, Inc. (a).........................................  125,000        375,000
RSA Security, Inc. (a)......................................  183,100        615,216
                                                                        ------------
                                                                           4,764,576
                                                                        ------------
AUTO PARTS & EQUIPMENT  0.7%
Tower Automotive, Inc. (a)..................................  225,000      1,507,500
                                                                        ------------

BANKS  8.4%
BancFirst Corp. ............................................   24,650      1,213,273
Commerce Bancshares, Inc. ..................................   94,200      3,680,394
First Citizens Bancshares, Inc. ............................    7,350        771,750
First Niagara Financial Group, Inc. ........................   48,800      1,541,592

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
Independent Bank Corp. .....................................   75,000   $  2,482,500
IndyMac Bancorp, Inc. (a)...................................  100,000      1,927,000
Integra Bank Corp. .........................................   64,800      1,167,696
MAF Bancorp, Inc. ..........................................   54,000      1,668,600
MB Financial Corp. .........................................   55,000      1,842,500
R&G Financial Corp., Class B (Puerto Rico)..................   56,000      1,221,920
                                                                        ------------
                                                                          17,517,225
                                                                        ------------
BIOTECHNOLOGY  1.7%
Bio-Technology General Corp. (a)............................  493,100      1,459,576
Diversa Corp. (a)...........................................  202,000      1,723,060
Orchid Biosciences, Inc. (a)................................  400,000        244,000
                                                                        ------------
                                                                           3,426,636
                                                                        ------------
CATALOG RETAIL  2.1%
1-800-Flowers.com, Inc., Class A (a)........................  149,000      1,037,040
School Specialty, Inc. (a)..................................  135,000      3,376,350
                                                                        ------------
                                                                           4,413,390
                                                                        ------------
COMMODITY CHEMICALS  0.6%
Intertape Polymer Group, Inc. (Canada)......................  170,000      1,288,600
                                                                        ------------

COMPUTER & ELECTRONICS RETAIL  0.9%
InterTAN, Inc. (Canada) (a).................................  270,000      1,884,600
                                                                        ------------

COMPUTER STORAGE & PERIPHERALS  0.5%
Storage Technology Corp. (a)................................   90,200        948,002
                                                                        ------------

CONSTRUCTION & ENGINEERING  1.4%
Shaw Group, Inc. (a)........................................  200,000      2,840,000
                                                                        ------------

CONSTRUCTION & FARM MACHINERY  3.0%
AGCO Corp. (a)..............................................   55,000      1,276,000
CNH Global NV (Netherlands).................................  289,400        978,172
Sauer-Danfoss, Inc. ........................................   79,300        713,700
Terex Corp. ................................................  196,000      3,312,400
                                                                        ------------
                                                                           6,280,272
                                                                        ------------
DEPARTMENT STORES  0.2%
Dillards, Inc., Class A.....................................   20,500        413,690
                                                                        ------------

DIVERSIFIED CHEMICALS  0.9%
Solutia, Inc. ..............................................  337,300      1,760,706
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  3.9%
Corvel Corp. (a)............................................   68,000   $  2,037,960
MAXIMUS, Inc. (a)...........................................  145,000      3,248,000
Navigant International, Inc. (a)............................  115,000      1,207,500
Wackenhut Corrections Corp. (a).............................  147,000      1,666,980
                                                                        ------------
                                                                           8,160,440
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  2.6%
Protective Life Corp. ......................................   88,500      2,723,145
Van Der Moolen Holding NV--ADR (Netherlands) (a)............  151,600      2,566,588
                                                                        ------------
                                                                           5,289,733
                                                                        ------------
DIVERSIFIED METALS & MINING  0.7%
Olin Corp. .................................................   83,000      1,359,540
                                                                        ------------

ELECTRIC UTILITIES  1.4%
PNM Resources, Inc. ........................................  151,000      2,989,800
                                                                        ------------

ELECTRICAL COMPONENTS & EQUIPMENT  2.3%
A.O. Smith Corp. ...........................................   39,200      1,114,064
Ametek, Inc. ...............................................   62,000      1,805,440
Axcelis Technologies, Inc. (a)..............................  170,000        829,600
Cable Design Technologies Corp. (a).........................  175,200      1,072,224
                                                                        ------------
                                                                           4,821,328
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.4%
LoJack Corp. (a)............................................  300,000      1,275,000
Paxar Corp. (a).............................................   89,000      1,294,060
Varian, Inc. (a)............................................   90,300      2,493,183
                                                                        ------------
                                                                           5,062,243
                                                                        ------------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.4%
Scotts Co., Class A (a).....................................   17,600        733,744
                                                                        ------------

FOOD DISTRIBUTORS  0.7%
Topps Co., Inc. (a).........................................  176,000      1,517,120
                                                                        ------------

GAS UTILITIES  2.4%
AGL Resources, Inc. ........................................  225,000      4,970,250
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  3.6%
Apria Healthcare Group, Inc. (a)............................  319,000      7,515,640
                                                                        ------------

HEAVY ELECTRICAL EQUIPMENT  0.7%
AZZ, Inc. (a)...............................................  122,900      1,487,090
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HOTELS  2.1%
Ambassadors Group, Inc. (a).................................  151,000   $  2,222,720
Intrawest Corp. (Canada)....................................   44,000        621,720
Prime Hospitality Corp. (a).................................  175,000      1,435,000
                                                                        ------------
                                                                           4,279,440
                                                                        ------------
INDUSTRIAL MACHINERY  1.6%
Albany International Corp., Class A.........................   48,600        922,428
CIRCOR International, Inc. .................................  130,000      1,742,000
Manitowoc Co., Inc. ........................................   24,100        659,135
                                                                        ------------
                                                                           3,323,563
                                                                        ------------
INTERNET SOFTWARE & SERVICES  2.1%
BearingPoint, Inc. (a)......................................  437,300      2,824,958
Braun Consulting, Inc. (a)..................................  292,000        362,664
VeriSign, Inc. (a)..........................................  150,000        757,500
Vignette Corp. (a)..........................................  553,100        443,033
                                                                        ------------
                                                                           4,388,155
                                                                        ------------
LIFE & HEALTH INSURANCE  4.4%
Reinsurance Group of America, Inc. .........................  195,000      5,038,800
Scottish Annuity & Life Holdings, Ltd. (Bermuda)............  245,000      4,177,250
                                                                        ------------
                                                                           9,216,050
                                                                        ------------
MANAGED HEALTH CARE  0.4%
Orthodontic Centers of America, Inc. (a)....................   78,400        838,880
                                                                        ------------

NETWORKING EQUIPMENT  0.6%
Adaptec, Inc. (a)...........................................  116,000        511,560
Foundry Networks, Inc. .....................................  152,000        832,960
                                                                        ------------
                                                                           1,344,520
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  2.1%
Superior Energy Services, Inc. (a)..........................  276,000      1,794,000
Universal Compression Holdings, Inc. (a)....................  161,000      2,608,200
                                                                        ------------
                                                                           4,402,200
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  6.8%
Cabot Oil & Gas Corp., Class A..............................  138,000      2,967,000
Hurricane Hydrocarbons Ltd., Class A (Canada) (a)...........  257,000      2,523,740
St. Mary Land & Exploration Co. ............................  104,100      2,487,990
Stone Energy Corp. (a)......................................  186,000      6,045,000
                                                                        ------------
                                                                          14,023,730
                                                                        ------------
PACKAGED FOODS  0.9%
Riviana Foods, Inc. ........................................   77,800      1,781,620
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  0.7%
Guilford Pharmaceuticals, Inc. (a)..........................  109,200   $    528,528
Ligand Pharmaceuticals, Inc., Class B (a)...................  127,000        863,600
                                                                        ------------
                                                                           1,392,128
                                                                        ------------
PROPERTY & CASUALTY  1.8%
IPC Holdings Ltd. (Bermuda) (a).............................   70,000      2,055,900
RenaissanceRe Holdings Ltd. (Bermuda).......................   44,000      1,662,760
                                                                        ------------
                                                                           3,718,660
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS  4.8%
Capital Automotive..........................................   20,000        499,600
EastGroup Properties, Inc. .................................   80,000      1,980,000
Glenborough Realty Trust, Inc. .............................   43,600        885,080
Mid-Atlantic Realty Trust...................................   84,500      1,354,535
Parkway Properties, Inc. ...................................   72,700      2,460,168
Prentiss Properties Trust...................................   27,200        787,168
U.S. Restaurant Properties, Inc. ...........................  140,000      1,995,000
                                                                        ------------
                                                                           9,961,551
                                                                        ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  2.5%
LNR Property Corp. .........................................  157,000      5,235,950
                                                                        ------------

RESTAURANTS  2.4%
AFC Enterprises, Inc. (a)...................................   93,000      1,877,670
IHOP Corp. (a)..............................................  130,000      3,133,000
                                                                        ------------
                                                                           5,010,670
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  0.9%
Integrated Circuit Systems, Inc. (a)........................  121,100      1,901,270
                                                                        ------------

SEMICONDUCTORS  1.3%
Fairchild Semiconductor International, Inc., Class A (a)....  147,800      1,399,666
Integrated Silicon Solution, Inc. (a).......................  410,600      1,223,588
                                                                        ------------
                                                                           2,623,254
                                                                        ------------
SPECIALTY CHEMICALS  1.1%
Cytec Industries, Inc. (a)..................................  105,000      2,304,750
                                                                        ------------

SPECIALTY STORES  0.9%
TBC Corp. (a)...............................................  170,000      1,762,900
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
STEEL  0.5%
Quanex Corp. ...............................................   32,500   $  1,127,750
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  88.9%
  (Cost $221,746,862)................................................    184,603,352

REPURCHASE AGREEMENT  11.1%
State Street Bank & Trust Co. ($22,920,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/30/02, to
  be sold on 10/01/02 at $22,921,171) (Cost $22,920,000).............     22,920,000
                                                                        ------------

TOTAL INVESTMENTS  100.0%
  (Cost $244,666,862)................................................    207,523,352
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%..........................         82,984
                                                                        ------------

NET ASSETS  100.0%...................................................   $207,606,336
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $22,920,000 (Cost $244,666,862)...........................  $207,523,352
Cash........................................................         3,902
Receivables:
  Fund Shares Sold..........................................     1,590,817
  Investments Sold..........................................     1,152,216
  Dividends.................................................       109,294
  Interest..................................................         1,171
Other.......................................................        18,611
                                                              ------------
    Total Assets............................................   210,399,363
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,301,670
  Fund Shares Repurchased...................................     1,043,624
  Distributor and Affiliates................................       183,507
  Investment Advisory Fee...................................       133,857
Accrued Expenses............................................       103,428
Trustees' Deferred Compensation and Retirement Plans........        26,941
                                                              ------------
    Total Liabilities.......................................     2,793,027
                                                              ------------
NET ASSETS..................................................  $207,606,336
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $250,406,108
Accumulated Undistributed Net Investment Income.............      (735,165)
Accumulated Net Realized Loss...............................    (4,921,097)
Net Unrealized Depreciation.................................   (37,143,510)
                                                              ------------
NET ASSETS..................................................  $207,606,336
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $96,043,044 and 8,849,673 shares of
    beneficial interest issued and outstanding).............  $      10.85
    Maximum sales charge (5.75%* of offering price).........           .66
                                                              ------------
    Maximum offering price to public........................  $      11.51
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $84,418,372 and 7,914,027 shares of
    beneficial interest issued and outstanding).............  $      10.67
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $27,144,920 and 2,543,000 shares of
    beneficial interest issued and outstanding).............  $      10.67
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $831)........  $  1,170,420
Interest....................................................       241,141
                                                              ------------
    Total Income............................................     1,411,561
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       864,082
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $122,359, $503,536 and $162,346,
  respectively).............................................       788,241
Shareholder Services........................................       334,561
Custody.....................................................        21,255
Legal.......................................................        10,604
Trustees' Fees and Related Expenses.........................         7,599
Other.......................................................       108,614
                                                              ------------
    Total Expenses..........................................     2,134,956
    Less Credits Earned on Cash Balances....................         3,365
                                                              ------------
    Net Expenses............................................     2,131,591
                                                              ------------
NET INVESTMENT LOSS.........................................  $   (720,030)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (7,947,542)
  Foreign Currency Transactions.............................           (69)
                                                              ------------
NET REALIZED LOSS...........................................    (7,947,611)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    17,830,961
  End of the Period.........................................   (37,143,510)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (54,974,471)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(62,922,082)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(63,642,112)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED        YEAR ENDED
                                                    SEPTEMBER 30, 2002     MARCH 31, 2002
                                                    -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................    $   (720,030)        $   (304,042)
Net Realized Gain/Loss.............................      (7,947,611)           3,089,133
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (54,974,471)          15,259,835
                                                       ------------         ------------
Change in Net Assets from Operations...............     (63,642,112)          18,044,926
                                                       ------------         ------------

Distributions from Net Investment Income:
  Class A Shares...................................             -0-              (13,662)
  Class B Shares...................................             -0-                  -0-
  Class C Shares...................................             -0-                  -0-
                                                       ------------         ------------
                                                                -0-              (13,662)
                                                       ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares...................................             -0-              (41,065)
  Class B Shares...................................             -0-              (49,260)
  Class C Shares...................................             -0-              (17,617)
                                                       ------------         ------------
                                                                -0-             (107,942)
                                                       ------------         ------------
Total Distributions................................             -0-             (121,604)
                                                       ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (63,642,112)          17,923,322
                                                       ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     175,538,932          167,535,502
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................             -0-              110,033
Cost of Shares Repurchased.........................     (93,388,685)         (30,648,420)
                                                       ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      82,150,247          136,997,115
                                                       ------------         ------------
TOTAL INCREASE IN NET ASSETS.......................      18,508,135          154,920,437
NET ASSETS:
Beginning of the Period............................     189,098,201           34,177,764
                                                       ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of ($735,165)
  and ($15,135), respectively).....................    $207,606,336         $189,098,201
                                                       ============         ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX                                JUNE 21, 1999
                                         MONTHS                               (COMMENCEMENT
                                          ENDED       YEAR ENDED MARCH 31,    OF INVESTMENT
CLASS A SHARES                        SEPTEMBER 30,   ---------------------   OPERATIONS) TO
                                        2002 (c)      2002 (c)        2001    MARCH 31, 2000
                                      ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 14.13       $11.59        $ 9.81       $10.00
                                         -------       ------        ------       ------
  Net Investment Income/Loss.........       (.01)         .02           .06          .05
  Net Realized and Unrealized
    Gain/Loss........................      (3.27)        2.53          2.15         (.18)
                                         -------       ------        ------       ------
Total from Investment Operations.....      (3.28)        2.55          2.21         (.13)
                                         -------       ------        ------       ------
Less:
  Distributions from Net Investment
    Income...........................        -0-          -0-***        .04          .06
  Distributions from Net Realized
    Gain.............................        -0-          .01           .39          -0-
                                         -------       ------        ------       ------
Total Distributions..................        -0-          .01           .43          .06
                                         -------       ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD...    $ 10.85       $14.13        $11.59       $ 9.81
                                         =======       ======        ======       ======

Total Return* (a)....................    -23.21%**     22.07%        22.63%        -.92%**
Net Assets at End of the Period (In
  millions)..........................    $  96.0       $ 73.2        $ 15.0       $  4.3
Ratio of Expenses to Average Net
  Assets* (b)........................      1.42%        1.50%         1.50%        1.48%
Ratio of Net Investment Income/Loss
  to Average Net Assets*.............      (.19%)        .14%          .74%         .67%
Portfolio Turnover...................        35%**       101%           27%          15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).........................        N/A        1.63%         2.71%        8.29%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............        N/A         .01%         (.47%)      (6.14%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX                                JUNE 21, 1999
                                         MONTHS                               (COMMENCEMENT
                                          ENDED       YEAR ENDED MARCH 31,    OF INVESTMENT
CLASS B SHARES                        SEPTEMBER 30,   ---------------------   OPERATIONS) TO
                                        2002 (c)      2002 (c)        2001    MARCH 31, 2000
                                      ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 13.94       $11.52        $ 9.78       $10.00
                                         -------       ------        ------       ------
  Net Investment Income/Loss.........       (.06)        (.08)          -0-          .01
  Net Realized and Unrealized
    Gain/Loss........................      (3.21)        2.51          2.13         (.20)
                                         -------       ------        ------       ------
Total from Investment Operations.....      (3.27)        2.43          2.13         (.19)
                                         -------       ------        ------       ------
Less:
  Distributions from Net Investment
    Income...........................        -0-          -0-           -0-          .03
  Distributions from Net Realized
    Gain.............................        -0-          .01           .39          -0-
                                         -------       ------        ------       ------
Total Distributions..................        -0-          .01           .39          .03
                                         -------       ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD...    $ 10.67       $13.94        $11.52       $ 9.78
                                         =======       ======        ======       ======

Total Return* (a)....................    -23.46%**     21.12%        22.05%       -1.81%**
Net Assets at End of the Period (In
  millions)..........................    $  84.4       $ 86.6        $ 13.0       $  3.7
Ratio of Expenses to Average Net
  Assets* (b)........................      2.17%        2.25%         2.25%        2.23%
Ratio of Net Investment Loss to
  Average Net Assets*................      (.94%)       (.61%)        (.01%)       (.08%)
Portfolio Turnover...................        35%**       101%           27%          15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).........................        N/A        2.38%         3.46%        9.04%
Ratio of Net Investment Loss to
  Average Net Assets.................        N/A        (.74%)       (1.22%)      (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX                                JUNE 21, 1999
                                         MONTHS                               (COMMENCEMENT
                                          ENDED       YEAR ENDED MARCH 31,    OF INVESTMENT
CLASS C SHARES                        SEPTEMBER 30,   ---------------------   OPERATIONS) TO
                                        2002 (c)      2002 (c)        2001    MARCH 31, 2000
                                      ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................    $ 13.95       $11.52        $ 9.78       $10.00
                                         -------       ------        ------       ------
  Net Investment Income/Loss.........       (.06)        (.08)          -0-          .01
  Net Realized and Unrealized
    Gain/Loss........................      (3.22)        2.52          2.13         (.20)
                                         -------       ------        ------       ------
Total from Investment Operations.....      (3.28)        2.44          2.13         (.19)
                                         -------       ------        ------       ------
Less:
  Distributions from Net Investment
    Income...........................        -0-          -0-           -0-          .03
  Distributions from Net Realized
    Gain.............................        -0-          .01           .39          -0-
                                         -------       ------        ------       ------
Total Distributions..................        -0-          .01           .39          .03
                                         -------       ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD...    $ 10.67       $13.95        $11.52       $ 9.78
                                         =======       ======        ======       ======

Total Return* (a)....................    -23.51%**     21.21%        22.04%       -1.81%**
Net Assets at End of the Period (In
  millions)..........................    $  27.1       $ 29.3        $  6.2       $  2.0
Ratio of Expenses to Average Net
  Assets* (b)........................      2.17%        2.25%         2.25%        2.23%
Ratio of Net Investment Loss to
  Average Net Assets*................      (.94%)       (.61%)        (.01%)       (.08%)
Portfolio Turnover...................        35%**       101%           27%          15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).........................        N/A        2.38%         3.46%        9.04%
Ratio of Net Investment Loss to
  Average Net Assets.................        N/A        (.74%)       (1.22%)      (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $244,694,871
                                                                ============
Gross tax unrealized appreciation...........................    $  5,618,611
Gross tax unrealized depreciation...........................     (42,790,130)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(37,171,519)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2002 was as follows:

                                                                  2002
Distributions paid from:
  Ordinary Income...........................................    $ 13,691
  Long-term capital gain....................................     107,913
                                                                --------
                                                                $121,604
                                                                ========

    As of March 31, 2002, distributable earnings on a tax basis is represented by undistributed long-term capital gain of $3,062,136.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and return of capital distributions received from Real Estate Investment Trusts.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2002, the Fund's custody fee was reduced by $3,365 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2002, the Fund recognized expenses of approximately $3,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $19,100 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $306,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $15,123 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $45,439.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $114,883,118, $103,059,218 and
$32,463,772 for Classes A, B, and C, respectively. For the six months ended September 30, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   8,229,167    $107,732,674
  Class B................................................   3,876,171      52,113,811
  Class C................................................   1,187,407      15,692,447
                                                           ----------    ------------
Total Sales..............................................  13,292,745    $175,538,932
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................         -0-    $        -0-
  Class B................................................         -0-             -0-
  Class C................................................         -0-             -0-
                                                           ----------    ------------
Total Dividend Reinvestment..............................         -0-    $        -0-
                                                           ==========    ============
Repurchases:
  Class A................................................  (4,562,028)   $(57,543,223)
  Class B................................................  (2,176,267)    (26,782,569)
  Class C................................................    (744,513)     (9,062,893)
                                                           ----------    ------------
Total Repurchases........................................  (7,482,808)   $(93,388,685)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    At March 31, 2002, capital aggregated aggregated $64,693,667, $77,727,976 and $25,834,218 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   5,107,975    $ 66,583,908
  Class B................................................   5,802,806      74,638,246
  Class C................................................   2,055,506      26,313,348
                                                           ----------    ------------
Total Sales..............................................  12,966,287    $167,535,502
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................       3,850    $     49,049
  Class B................................................       3,631          45,712
  Class C................................................       1,212          15,272
                                                           ----------    ------------
Total Dividend Reinvestment..............................       8,693    $    110,033
                                                           ==========    ============
Repurchases:
  Class A................................................  (1,222,995)   $(15,664,771)
  Class B................................................    (716,141)     (8,855,901)
  Class C................................................    (497,584)     (6,127,748)
                                                           ----------    ------------
Total Repurchases........................................  (2,436,720)   $(30,648,420)
                                                           ==========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares automatically convert to Class A Shares after the eighth year following the purchase. For the six months ended September 30, 2002 and the year ended March 31, 2002, no Class B Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHANGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   5.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the six months ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $95,300 and CDSC on redeemed shares of approximately $176,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $147,971,764 and $68,954,522, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such class of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2002 are payments retained by Van Kampen of approximately $487,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $53,900.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
78, 178, 278                                                   Member NASD/SIPC.
SCV SAR 11/02                                                   8371K02-AP-11/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       5
                          TOP FIVE INDUSTRIES       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      20

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      26
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6
Dec 00                                                                            1.1
Mar 01                                                                           -0.6
Jun 01                                                                           -1.6
Sep 01                                                                           -0.3
Dec 01                                                                            2.7
Mar 02                                                                              5
Jun 02                                                                            1.3
Sep 02                                                                            3.1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6
                                                                            1.75                               1.1
                                                                            1.75                               1.1
Mar 02                                                                      1.75                               1.5
                                                                            1.75                               1.6
                                                                            1.75                               1.2
Jun 02                                                                      1.75                               1.1
                                                                            1.75                               1.5
                                                                            1.75                               1.8
Sep 02                                                                      1.75                               1.5

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -24.95%         -25.10%    -25.10%
------------------------------------------------------------------------------
Six-month total return(2)               -29.25%         -28.85%    -25.85%
------------------------------------------------------------------------------
One-year total return(2)                -22.27%         -22.29%    -19.02%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -37.22%         -36.87%    -36.02%
------------------------------------------------------------------------------
Commencement date                      06/26/00        06/26/00   06/26/00
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

 [BAR GRAPH]                                     PORTFOLIO AT A GLANCE

                                                                     SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                                     ------------------                   --------------
Pharmaceuticals                                                             8.50                               7.60
Biotechnology                                                               7.00                               5.20
Banks                                                                       6.90                               0.00
Health Care Facilities                                                      5.50                               3.60
Application Software                                                        5.30                               1.50


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2002)


1.   TENET HEALTHCARE            5.5%
     Owns and operates hospitals in the
     United States and Spain.

2.   ELECTRONIC ARTS             5.3%
     Develops video games for computers
     and game consoles.

3.   UNITEDHEALTH GROUP          4.6%
     Offers health-care plans and services
     throughout the United States.

4.   LOCKHEED MARTIN             4.6%
     Develops aircraft and defense systems
     primarily for the U.S. government.

5.   PROCTER & GAMBLE            4.4%
     Manufactures household products
     including Pampers and Cover Girl
     brands.

6.   WELLS FARGO                 4.2%
     Provides banking, insurance,
     investment, mortgage and
     consumer-finance services.

7.   FOREST LABORATORIES         4.2%
     Develops and manufactures
     pharmaceutical products.

8.   MICROSOFT                   3.4%
     Develops and supports a range of
     software products.

9.   MGM MIRAGE                  3.3%
     Entertainment, hotel and gaming
     company that owns and operates casino
     properties.

10.  DELL COMPUTER               3.3%
     Designs, builds and customizes
     computer products and services.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SELECT GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The market environment was
extremely difficult; in fact, no sector in either the Russell 1000(R) Growth Index or the Standard & Poor's 500 Index posted positive returns over the period. There were many crosscurrents in the market with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over additional terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more constructive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals, coupled with a skeptical and pessimistic investor base, which led to a volatile and negative market environment.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned -24.95 percent
for the six months ended September 30, 2002. By comparison, the Standard & Poor's 500 Index returned -28.36 percent. The Russell 1000(R) Growth Index, which more closely resembles the fund, returned -30.91 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   Although it was a difficult time
in which to manage the fund, we maintained our time-tested investment strategy of seeking to identify stocks with improving fundamentals as evidenced by rising earnings expectations or rising valuations. We believe that companies with the best fundamentals will be rewarded over the long term. In an environment such as this, very few stocks had rising valuations. Instead, we focused on those stocks and companies with positive earnings trends and fundamentals. We also focused on those stocks that had improving valuations, including those issues whose valuations were falling the least.

Q   WHAT FACTORS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   The fund's outperformance
relative to its benchmark can primarily be attributed to solid stock selection within the health-care and industrial sectors. Within health care, we emphasized the specialty pharmaceutical, medical-technology and services sectors. We believe that these companies are benefiting from a strong pricing environment driven by the "graying of America", relatively benign competitive and regulatory landscapes and favorable product dynamics. Three such companies that contributed positively to the fund's return were Forest Labs, Boston Scientific and Tenet Healthcare.

    The fund also benefited from its holdings in the industrial sector, where we overweighted the defense sector. Defense spending is at the highest level of the past 10 years. This favorable backdrop appears fairly sustainable given the heightened threat posed by terrorist organizations as well as the potential conflict with Iraq. Companies in this sector are benefiting from a positive environment driven by improving demand, stable pricing, and increasing backlogs. Lockheed Martin was the strongest contributor to the fund's performance in this sector.

    Although we were generally disappointed by the technology sector, we did see strong performance from one of the fund's largest holdings,

Electronic Arts, a leading software developer for game systems.

    Keep in mind that not all stocks held by the fund performed favorably and there is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   As mentioned, the technology
sector was the most significant drag to the fund's performance as there continued to be many conflicting signals in the sector. For example, at the beginning of the period we added some semiconductor companies, which were among the only stocks that met our selection criteria. It looked like earnings expectations had come down far enough and the companies were starting to show some positive signs. They ended up among our worst performers.

    Technology stocks tend to do well in a falling-interest-rate environment such as this one. They are generally the first companies to fall going into a recession, and typically among the first to rise coming out of one. Unfortunately, what we viewed as encouraging signs of improvement turned out to be short-lived and unsustainable. We believe that many companies were mistaking inventory corrections for demand signals. Technology continues to be a very difficult area for investment as IT spending remains sluggish at best and the visibility that company management teams and investors have on future prospects remains extremely low. Technology stocks that contributed negatively to performance include Texas Instruments, Linear Technology and KLA-Tencor.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   Although it has been a tough
environment, we think we are closer to the bottom than not. We believe the Federal Reserve has done the right things, as we have an extremely stimulative monetary policy, a low interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until we get some sort of closure or visibility in terms of the situation in Iraq. Nonetheless, we are cautiously optimistic for the fund's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, as the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

    We believe that over the long term our investment style will be rewarded and remain committed to it. We continue to look for companies that have improving fundamentals as evidenced by rising earnings or improving valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its fund and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  92.3%
AEROSPACE & DEFENSE  4.2%
Lockheed Martin Corp. ......................................  215,000   $ 13,904,050
                                                                        ------------

APPLICATION SOFTWARE  4.9%
Electronic Arts, Inc. (a)...................................  245,000     16,160,200
                                                                        ------------
BANKS  6.3%
Fifth Third Bancorp.........................................  130,000      7,959,900
Wells Fargo & Co. ..........................................  265,000     12,762,400
                                                                        ------------
                                                                          20,722,300
                                                                        ------------
BIOTECHNOLOGY  6.4%
Amgen, Inc. (a).............................................  210,000      8,757,000
Gilead Sciences, Inc. (a)...................................  145,000      4,861,850
IDEC Pharmaceuticals Corp. (a)..............................  180,000      7,473,600
                                                                        ------------
                                                                          21,092,450
                                                                        ------------
BREWERS  1.5%
Anheuser-Busch Cos., Inc. ..................................  100,000      5,060,000
                                                                        ------------

CASINOS & GAMING  3.0%
MGM Mirage, Inc. (a)........................................  265,000      9,884,500
                                                                        ------------
COMPUTER HARDWARE  4.0%
Dell Computer Corp. (a).....................................  420,000      9,874,200
International Business Machines Corp. ......................   55,000      3,211,450
                                                                        ------------
                                                                          13,085,650
                                                                        ------------
DATA PROCESSING SERVICES  0.9%
First Data Corp. ...........................................  100,000      2,795,000
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  2.8%
Apollo Group, Inc., Class A (a).............................  210,000      9,120,300
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  2.9%
Freddie Mac.................................................  170,000      9,503,000
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.9%
QLogic Corp. (a)............................................  110,000      2,864,400
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GENERAL MERCHANDISE STORES  2.3%
Wal-Mart Stores, Inc. ......................................  150,000   $  7,386,000
                                                                        ------------

HEALTH CARE EQUIPMENT  4.7%
Boston Scientific Corp. (a).................................  275,000      8,679,000
Medtronic, Inc. ............................................  160,000      6,739,200
                                                                        ------------
                                                                          15,418,200
                                                                        ------------
HEALTH CARE FACILITIES  5.1%
Tenet Healthcare Corp. (a)..................................  337,500     16,706,250
                                                                        ------------

HOME IMPROVEMENT RETAIL  2.5%
Lowe's Co., Inc. ...........................................  195,000      8,073,000
                                                                        ------------

HOUSEHOLD PRODUCTS  4.1%
Procter & Gamble Co. .......................................  150,000     13,407,000
                                                                        ------------

INDUSTRIAL CONGLOMERATES  2.0%
3M Co. .....................................................   60,000      6,598,200
                                                                        ------------

INTERNET RETAIL  1.3%
eBay, Inc. (a)..............................................   80,000      4,224,800
                                                                        ------------

MANAGED HEALTH CARE  4.3%
UnitedHealth Group, Inc. ...................................  160,000     13,955,200
                                                                        ------------

MOTORCYCLE MANUFACTURERS  2.1%
Harley-Davidson, Inc. ......................................  150,000      6,967,500
                                                                        ------------

MOVIES & ENTERTAINMENT  2.9%
Viacom, Inc., Class B (a)...................................  235,000      9,529,250
                                                                        ------------

NETWORKING EQUIPMENT  1.3%
Cisco Systems, Inc. (a).....................................  410,000      4,296,800
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.5%
Smith International, Inc. (a)...............................  170,000      4,982,700
                                                                        ------------

PHARMACEUTICALS  7.9%
Forest Laboratories, Inc. (a)...............................  155,000     12,711,550
Johnson & Johnson...........................................   80,000      4,326,400
Pfizer, Inc. ...............................................  300,000      8,706,000
                                                                        ------------
                                                                          25,743,950
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PUBLISHING & PRINTING  1.6%
Gannett Co., Inc. ..........................................   75,000   $  5,413,500
                                                                        ------------

RESTAURANTS  1.1%
Wendy's International, Inc. ................................  110,000      3,642,100
                                                                        ------------

SOFT DRINKS  2.0%
Coca-Cola Co. ..............................................  135,000      6,474,600
                                                                        ------------

SPECIALTY STORES  2.5%
Bed Bath & Beyond, Inc. (a).................................  250,000      8,142,500
                                                                        ------------

SYSTEMS SOFTWARE  4.3%
Microsoft Corp. (a).........................................  235,000     10,278,900
Symantec Corp. (a)..........................................  110,000      3,703,700
                                                                        ------------
                                                                          13,982,600
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  1.0%
QUALCOMM, Inc. (a)..........................................  120,000      3,314,400
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  92.3%
  (Cost $298,289,821)................................................    302,450,400

REPURCHASE AGREEMENT  7.1%
State Street Bank & Trust Co. ($23,231,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/30/02, to
  be sold on 10/01/02 at $23,232,187) (Cost $23,231,000).............     23,231,000
                                                                        ------------

TOTAL INVESTMENTS  99.4%
  (Cost $321,520,821)................................................    325,681,400

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%..........................      2,119,764
                                                                        ------------

NET ASSETS  100.0%...................................................   $327,801,164
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $321,520,821).......................  $  325,681,400
Receivables:
  Investments Sold..........................................       7,422,410
  Dividends.................................................          92,050
  Fund Shares Sold..........................................          89,927
  Interest..................................................           1,187
Other.......................................................          22,003
                                                              --------------
    Total Assets............................................     333,308,977
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       3,477,864
  Fund Shares Repurchased...................................         690,875
  Distributor and Affiliates................................         686,782
  Investment Advisory Fee...................................         210,572
  Custodian Bank............................................             191
Accrued Expenses............................................         416,363
Trustees' Deferred Compensation and Retirement Plans........          25,166
                                                              --------------
    Total Liabilities.......................................       5,507,813
                                                              --------------
NET ASSETS..................................................  $  327,801,164
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,140,196,038
Net Unrealized Appreciation.................................       4,160,579
Accumulated Net Investment Loss.............................      (3,441,255)
Accumulated Net Realized Loss...............................    (813,114,198)
                                                              --------------
NET ASSETS..................................................  $  327,801,164
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $60,186,197 and 16,271,131 shares of
    beneficial interest issued and outstanding).............  $         3.70
    Maximum sales charge (5.75%* of offering price).........             .23
                                                              --------------
    Maximum offering price to public........................  $         3.93
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $218,542,069 and 60,080,869 shares of
    beneficial interest issued and outstanding).............  $         3.64
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,072,898 and 13,488,842 shares of
    beneficial interest issued and outstanding).............  $         3.64
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $   1,137,975
Interest....................................................        137,260
                                                              -------------
    Total Income............................................      1,275,235
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $95,681, $1,376,842 and $313,557,
  respectively).............................................      1,786,080
Investment Advisory Fee.....................................      1,558,509
Shareholder Services........................................      1,118,923
Custody.....................................................         22,484
Legal.......................................................         16,204
Trustees' Fees and Related Expenses.........................          9,733
Other.......................................................        163,470
                                                              -------------
    Total Expenses..........................................      4,675,403
    Less Credits Earned on Cash Balances....................          3,299
                                                              -------------
    Net Expenses............................................      4,672,104
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (3,396,869)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (78,696,526)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     42,755,676
  End of the Period.........................................      4,160,579
                                                              -------------
Net Unrealized Depreciation During the Period...............    (38,595,097)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(117,291,623)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(120,688,492)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED        YEAR ENDED
                                                   SEPTEMBER 30, 2002     MARCH 31, 2002
                                                   --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................   $  (3,396,869)       $  (9,099,762)
Net Realized Loss.................................     (78,696,526)        (187,622,853)
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (38,595,097)          88,072,705
                                                     -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (120,688,492)        (108,649,910)
                                                     -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................      21,216,586           60,823,230
Cost of Shares Repurchased........................     (88,069,082)        (208,503,147)
                                                     -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     (66,852,496)        (147,679,917)
                                                     -------------        -------------
TOTAL DECREASE IN NET ASSETS......................    (187,540,988)        (256,329,827)
NET ASSETS:
Beginning of the Period...........................     515,342,152          771,671,979
                                                     -------------        -------------
End of the Period (Including accumulated net
  investment loss of $3,441,255 and $44,386,
  respectively)...................................   $ 327,801,164        $ 515,342,152
                                                     =============        =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 26, 2000
                                             SIX MONTHS                    (COMMENCEMENT
CLASS A SHARES                                  ENDED        YEAR ENDED    OF INVESTMENT
                                            SEPTEMBER 30,    MARCH 31,     OPERATIONS) TO
                                                2002            2002       MARCH 31, 2001
                                            ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...    $  4.93        $  5.76         $ 10.00
                                               -------        -------         -------
  Net Investment Loss......................        -0-           (.04)           (.05)
  Net Realized and Unrealized Loss.........      (1.23)          (.79)          (4.19)
                                               -------        -------         -------
Total from Investment Operations...........      (1.23)          (.83)          (4.24)
                                               -------        -------         -------
NET ASSET VALUE, END OF THE PERIOD.........    $  3.70        $  4.93         $  5.76
                                               =======        =======         =======

Total Return (a)...........................    -24.95%*       -14.41%         -42.70%*
Net Assets at End of the Period (In
  millions)................................    $  60.2        $  97.2         $ 157.3
Ratio of Expenses to Average Net Assets....      1.63%          1.48%           1.42%
Ratio of Net Investment Loss to Average Net
  Assets...................................     (1.02%)         (.87%)          (.80%)
Portfolio Turnover.........................       141%*          346%            266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 26, 2000
                                             SIX MONTHS                    (COMMENCEMENT
CLASS B SHARES                                  ENDED        YEAR ENDED    OF INVESTMENT
                                            SEPTEMBER 30,    MARCH 31,     OPERATIONS) TO
                                                2002            2002       MARCH 31, 2001
                                            ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...    $  4.86        $  5.73         $ 10.00
                                               -------        -------         -------
  Net Investment Loss......................       (.05)          (.10)           (.10)
  Net Realized and Unrealized Loss.........      (1.17)          (.77)          (4.17)
                                               -------        -------         -------
Total from Investment Operations...........      (1.22)          (.87)          (4.27)
                                               -------        -------         -------
NET ASSET VALUE, END OF THE PERIOD.........    $  3.64        $  4.86         $  5.73
                                               =======        =======         =======

Total Return (a)...........................    -25.10%*       -15.18%         -42.70%*
Net Assets at End of the Period (In
  millions)................................    $ 218.5        $ 339.7         $ 488.8
Ratio of Expenses to Average Net Assets....      2.39%          2.23%           2.17%
Ratio of Net Investment Loss to Average Net
  Assets...................................     (1.77%)        (1.62%)         (1.55%)
Portfolio Turnover.........................       141%*          346%            266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 26, 2000
                                             SIX MONTHS                    (COMMENCEMENT
CLASS C SHARES                                  ENDED        YEAR ENDED    OF INVESTMENT
                                            SEPTEMBER 30,    MARCH 31,     OPERATIONS) TO
                                                2002            2002       MARCH 31, 2001
                                            ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...    $  4.86        $  5.73         $ 10.00
                                               -------        -------         -------
  Net Investment Loss......................       (.05)          (.10)           (.09)
  Net Realized and Unrealized Loss.........      (1.17)          (.77)          (4.18)
                                               -------        -------         -------
Total from Investment Operations...........      (1.22)          (.87)          (4.27)
                                               -------        -------         -------
NET ASSET VALUE, END OF THE PERIOD.........    $  3.64        $  4.86         $  5.73
                                               =======        =======         =======

Total Return (a)...........................    -25.10%*       -15.18%         -42.70%*
Net Assets at End of the Period (In
  millions)................................    $  49.1        $  78.5         $ 125.6
Ratio of Expenses to Average Net Assets....      2.39%          2.23%           2.17%
Ratio of Net Investment Loss to Average Net
  Assets...................................     (1.78%)        (1.62%)         (1.55%)
Portfolio Turnover.........................       141%*          346%            266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $719,447,779, which will expire between March 31, 2009 and March 31, 2010.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $321,638,389
                                                                ============
Gross tax unrealized appreciation...........................    $ 19,878,910
Gross tax unrealized depreciation...........................     (15,835,899)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  4,043,011
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2002, the Fund's custody fee was reduced by $3,299 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2002, the Fund recognized expenses of approximately $6,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $26,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $1,049,900 representing transfer agency fees paid to VKIS. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $15,781 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $86,333.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $224,260,688, $737,453,837, and
$178,481,513 for Classes A, B, and C, respectively. For the six months ended September 30, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    3,940,725    $ 15,907,393
  Class B................................................    1,013,432       4,298,928
  Class C................................................      239,811       1,010,265
                                                           -----------    ------------
Total Sales..............................................    5,193,968    $ 21,216,586
                                                           ===========    ============
Repurchases:
  Class A................................................   (7,390,816)   $(30,707,004)
  Class B................................................  (10,794,659)    (45,221,516)
  Class C................................................   (2,880,456)    (12,140,562)
                                                           -----------    ------------
Total Repurchases........................................  (21,065,931)   $(88,069,082)
                                                           ===========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    At March 31, 2002, capital aggregated $239,060,299, $778,376,425 and
$189,611,810 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    4,728,487    $  24,813,787
  Class B...............................................    5,314,659       27,863,054
  Class C...............................................    1,593,837        8,146,389
                                                          -----------    -------------
Total Sales.............................................   11,636,983    $  60,823,230
                                                          ===========    =============
Repurchases:
  Class A...............................................  (12,319,080)   $ (64,823,698)
  Class B...............................................  (20,777,109)    (106,150,646)
  Class C...............................................   (7,389,690)     (37,528,803)
                                                          -----------    -------------
Total Repurchases.......................................  (40,485,879)   $(208,503,147)
                                                          ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2002 and the year ended March 31, 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   5.00%           1.00%
Second......................................................   4.00%            None
Third.......................................................   3.00%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth and Thereafter........................................    None            None

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    For the six months ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $10,700 and CDSC on redeemed shares of approximately $926,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $564,726,610 and $635,810,738, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2002 are payments retained by Van Kampen of approximately $1,238,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $516,300.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
145, 345, 545                                                  Member NASD/SIPC.
SG SAR 11/02                                                    8286K02-AP-11/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      25

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.60
Dec 00                                                                            1.10
Mar 01                                                                           -0.60
Jun 01                                                                           -1.60
Sep 01                                                                           -0.30
Dec 01                                                                            2.70
Mar 02                                                                            5.00
Jun 02                                                                            1.30
Sep 02                                                                            3.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2002)

                             A SHARES   B SHARES      C SHARES   D SHARES(4)
--------------------------------------------------------------------------------
Six-month total return
based on NAV(1)               -27.73%    -28.07%       -28.00%     -27.64%
--------------------------------------------------------------------------------
Six-month total return(2)     -31.87%    -31.67%       -28.72%     -27.64%
--------------------------------------------------------------------------------
One-year total return(2)      -26.66%    -26.68%       -23.61%     -22.03%
--------------------------------------------------------------------------------
Five-year average annual
total return(2)                -1.36%     -1.21%        -0.94%         N/A
--------------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)          3.66%      3.89%(3)      3.88%     -42.87%
--------------------------------------------------------------------------------
Commencement date            05/29/96   05/29/96      05/29/96    10/17/00
--------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calender month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors through or in tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees or service fees.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

        PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2002)


1.   ELECTRONIC ARTS             2.5%
     Develops video games for computers
     and game consoles.

2.   EBAY                        2.0%
     Operates a fully automated Internet
     auction service.

3.   SYMANTEC                    1.6%
     Provides security software to
     consumers and businesses.

4.   GILEAD SCIENCES             1.6%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

5.   DELL COMPUTER               1.5%
     Develops and sells technology
     products and services including
     computers, software and networking
     systems.

6.   BOSTON SCIENTIFIC           1.5%
     Develops and produces medical
     devices.

7.   QUEST DIAGNOSTICS           1.4%
     Offers clinical-laboratory-testing
     services to the medical industry.

8.   TENET HEALTHCARE            1.4%
     Owns and operates hospitals in the
     United States and Spain.

9.   L-3 COMMUNICATIONS          1.4%
     Manufactures secure and specialized
     communications systems for satellite,
     avionics and marine applications.

10.  EXPRESS SCRIPTS             1.3%
     Provides health care and prescription
     services in
     the United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


 [BAR GRAPH]

                                                                     SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                                     ------------------                   --------------
Health Care Distributors & Services                                         7.4                                3.9
Banks                                                                       5.9                                5.3
Health Care Equipment                                                       5.8                                  3
Specialty Stores                                                            5.8                                2.4
Application Software                                                        5.4                                6.6


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AGGRESSIVE GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The market environment was
extremely difficult. We have been experiencing a bear market characterized by substantial losses, a lack of leadership and no discernible positive investing trends. In almost every sector and every company, business has been weak, characterized by a lot of uncertainty and mixed signals.

    The market's weakness was broad-based. We had fears on the geopolitical front as well as terrorism threats and concerns over an impending war with Iraq. The situation was exacerbated by the WorldCom debacle and other corporate-governance scandals, which hurt investor confidence quite a bit. All in all, weak stock fundamentals and a skeptical and pessimistic investor base, led to a volatile, negative market environment.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned -27.73 percent
for the six months ended September 30, 2002. By comparison, the Russell Midcap(R) Growth Index returned -32.30 percent and the Russell 2500(R) Growth Index returned -32.52 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers or reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell Midcap(R) Growth Index and the Russell 2500(R) Growth Index are unmanaged indexes generally representative of the U.S. market for small- to medium-capitalization growth stocks. The Russell Midcap(R) Growth Index represents a narrower selection of securities than the Russell 2500(R) Growth Index. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   In an attempt to mitigate potential
volatility, we chose to make the fund more diversified. We elected to hold more stocks and avoided any big sector bets. Typically, the fund holds about 100 names. We ended the period with about 132. Our largest position accounted for approximately 2.4 percent of net assets; in the past, the fund has had positions of up to 5 percent.

Q   WHAT FACTORS AFFECTED
    PERFORMANCE DURING THIS PERIOD?

A   We attribute the fund's
outperformance relative to its benchmarks to solid stock selection and its relatively conservative positioning. We had underweighted the technology sector because we did not find many companies there that met the fund's investment criteria. Technology companies that are geared more toward the individual rather than the corporate consumer fared relatively well. This includes the fund's largest position, Electronic Arts, a leading software developer for video-game systems.

    We currently favor the health-care sector. We believe that in a down market such as this one, health-care providers should fare better than more-cyclical issues. Within the sector, we favor hospitals, managed-care companies, medical-device manufacturers and biotechnology firms. Tenet Healthcare and Boston Scientific are two examples.

    Keep in mind that not all stocks held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   We are more optimistic than we
were a year ago. For the last two years, our investment style has been largely out of favor, as value investing has been the dominant strategy. We believe that over the last few months the market has shifted toward our strategy--to seek stocks with rising earnings expectations or rising valuations. This approach does not do well in a bear market, but when the market begins to turn, we believe our investment discipline will benefit. Historically, in a rising market, rising earnings expectations have been a strong indicator that a company's stock price was likely to increase over time. We have weathered past market turbulence by focusing on research-driven stock selection. We remain committed to this discipline.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance-comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, because of their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its fund and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
COMMON STOCKS  97.8%
ADVERTISING  0.5%
Harte-Hanks, Inc..........................................  300,000    $    5,583,000
                                                                       --------------

AEROSPACE & DEFENSE  1.4%
L-3 Communications Holdings, Inc. (a).....................  280,000        14,756,000
                                                                       --------------

APPAREL & ACCESSORIES  0.6%
Jones Apparel Group, Inc. (a).............................  200,000         6,140,000
                                                                       --------------
APPAREL RETAIL  1.6%
Abercrombie & Fitch Co., Class A (a)......................  370,000         7,277,900
Ross Stores, Inc. ........................................  300,000        10,692,000
                                                                       --------------
                                                                           17,969,900
                                                                       --------------
APPLICATION SOFTWARE  5.3%
Activision, Inc. (a)......................................  220,000         5,264,600
ChoicePoint, Inc. (a).....................................        1                36
Electronic Arts, Inc. (a).................................  400,000        26,384,000
Intuit, Inc. (a)..........................................  200,000         9,106,000
Reynolds & Reynolds Co., Class A..........................  150,000         3,366,000
Synopsys, Inc. (a)........................................  200,000         7,630,000
Take-Two Interactive Software, Inc. (a)...................  200,000         5,800,000
                                                                       --------------
                                                                           57,550,636
                                                                       --------------
BANKS  5.8%
Commerce Bancorp, Inc. ...................................  250,000        10,377,500
Compass Bancshares, Inc. .................................  200,000         5,926,000
Golden West Financial Corp. ..............................  100,000         6,218,000
Greenpoint Financial Corp. ...............................  200,000         8,348,000
Investors Financial Services Corp. .......................  240,000         6,496,800
New York Community Bancorp, Inc. .........................  350,000         9,859,500
North Fork Bancorp, Inc. .................................  200,000         7,568,000
TCF Financial Corp. ......................................  200,000         8,466,000
                                                                       --------------
                                                                           63,259,800
                                                                       --------------
BIOTECHNOLOGY  4.2%
Amgen, Inc. (a)...........................................  250,000        10,425,000
Charles River Laboratories International, Inc. (a)........  150,000         5,887,500

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
BIOTECHNOLOGY (CONTINUED)
Gilead Sciences, Inc. (a).................................  500,000    $   16,765,000
IDEC Pharmaceuticals Corp. (a)............................  300,000        12,456,000
                                                                       --------------
                                                                           45,533,500
                                                                       --------------
BROADCASTING & CABLE TV  1.6%
Entercom Communications Corp. (a).........................  150,000         7,105,500
Westwood One, Inc. (a)....................................  300,000        10,725,000
                                                                       --------------
                                                                           17,830,500
                                                                       --------------
CASINOS & GAMING  1.3%
Harrah's Entertainment, Inc. (a)..........................  150,000         7,231,500
MGM Mirage, Inc. (a)......................................  200,000         7,460,000
                                                                       --------------
                                                                           14,691,500
                                                                       --------------
COMMERCIAL PRINTING  0.6%
Valassis Communications, Inc. (a).........................  200,000         7,014,000
                                                                       --------------

COMPUTER & ELECTRONICS RETAIL  1.0%
CDW Computer Centers, Inc. (a)............................  250,000        10,590,000
                                                                       --------------

COMPUTER HARDWARE  1.5%
Dell Computer Corp. (a)...................................  700,000        16,457,000
                                                                       --------------

COMPUTER STORAGE & PERIPHERALS  0.6%
SanDisk Corp. (a).........................................  500,000         6,555,000
                                                                       --------------

CONSTRUCTION & ENGINEERING  0.6%
Jacobs Engineering Group, Inc. (a)........................  200,000         6,176,000
                                                                       --------------

DATA PROCESSING SERVICES  2.5%
Affiliated Computer Services, Inc., Class A (a)...........  300,000        12,765,000
DST Systems, Inc. (a).....................................  200,000         5,894,000
Dun & Bradstreet Corp. (a)................................  250,000         8,402,500
                                                                       --------------
                                                                           27,061,500
                                                                       --------------
DEPARTMENT STORES  1.4%
Big Lots, Inc. (a)........................................  300,000         4,749,000
Dollar Tree Stores, Inc. (a)..............................  200,000         4,408,000
Kohl's Corp. (a)..........................................  100,000         6,081,000
                                                                       --------------
                                                                           15,238,000
                                                                       --------------
DISTILLERS & VINTNERS  0.4%
Constellation Brands, Inc., Class A (a)...................  200,000         4,620,000
                                                                       --------------

DISTRIBUTORS  0.7%
Coach, Inc. (a)...........................................  300,000         7,680,000
                                                                       --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
DIVERSIFIED CHEMICALS  0.4%
PPG Industries, Inc. .....................................  100,000    $    4,470,000
                                                                       --------------

DIVERSIFIED COMMERCIAL SERVICES  2.8%
Apollo Group, Inc., Class A (a)...........................  200,000         8,686,000
Career Education Corp. (a)................................  150,000         7,201,200
Ecolab, Inc. .............................................  150,000         6,259,500
H&R Block, Inc. ..........................................  200,000         8,402,000
                                                                       --------------
                                                                           30,548,700
                                                                       --------------
DIVERSIFIED FINANCIAL SERVICES  1.7%
Legg Mason, Inc. .........................................  200,000         8,512,000
Moody's Corp. ............................................  200,000         9,700,000
                                                                       --------------
                                                                           18,212,000
                                                                       --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.6%
Benchmark Electronics, Inc. (a)...........................  200,000         4,210,000
Gentex Corp. (a)..........................................  200,000         5,434,000
QLogic Corp. (a)..........................................  300,000         7,812,000
                                                                       --------------
                                                                           17,456,000
                                                                       --------------
EMPLOYMENT SERVICES  0.7%
Manpower, Inc. ...........................................  250,000         7,335,000
                                                                       --------------

FOOD DISTRIBUTORS  0.5%
J. M. Smucker Co. ........................................  150,000         5,505,000
                                                                       --------------

FOOD RETAIL  0.8%
Whole Foods Market, Inc. (a)..............................  200,000         8,568,000
                                                                       --------------

HEALTH CARE DISTRIBUTORS & SERVICES  7.2%
Accredo Health, Inc. (a)..................................  200,000         9,531,200
AmerisourceBergen Corp. ..................................  100,000         7,142,000
Cooper Cos., Inc. ........................................  100,000         5,250,000
Express Scripts, Inc. (a).................................  250,000        13,630,000
Henry Schein, Inc. (a)....................................  150,000         7,912,500
Lincare Holdings, Inc. (a)................................  200,000         6,208,000
McKesson Corp. ...........................................  200,000         5,666,000
Quest Diagnostics, Inc. (a)...............................  250,000        15,382,500
Varian Medical Systems, Inc. (a)..........................  200,000         8,598,000
                                                                       --------------
                                                                           79,320,200
                                                                       --------------
HEALTH CARE EQUIPMENT  5.7%
Boston Scientific Corp. (a)...............................  500,000        15,780,000
DENTSPLY International, Inc. .............................  300,000        12,051,000
Hillenbrand Industries, Inc. .............................  200,000        10,860,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
HEALTH CARE EQUIPMENT (CONTINUED)
St. Jude Medical, Inc. (a)................................  200,000    $    7,140,000
Stryker Corp..............................................  150,000..       8,640,000
Zimmer Holdings, Inc. (a).................................  200,000         7,668,000
                                                                       --------------
                                                                           62,139,000
                                                                       --------------
HEALTH CARE FACILITIES  2.4%
Tenet Healthcare Corp. (a)................................  300,000        14,850,000
Universal Health Services, Inc., Class B (a)..............  220,000        11,253,000
                                                                       --------------
                                                                           26,103,000
                                                                       --------------
HEALTH CARE SUPPLIES  0.9%
Patterson Dental Co. (a)..................................  200,000        10,236,000
                                                                       --------------

HOMEBUILDING  1.0%
Lennar Corp. .............................................  200,000        11,156,000
                                                                       --------------

HOUSEHOLD PRODUCTS  1.2%
Dial Corp. ...............................................  350,000         7,511,000
Fossil, Inc. (a)..........................................  300,000         6,015,000
                                                                       --------------
                                                                           13,526,000
                                                                       --------------
HOUSEWARES & SPECIALTIES  1.8%
Fortune Brands, Inc. .....................................  150,000         7,093,500
Lancaster Colony Corp. ...................................  150,000         6,318,000
Newell Rubbermaid, Inc. ..................................  200,000         6,174,000
                                                                       --------------
                                                                           19,585,500
                                                                       --------------
INDUSTRIAL GASES  0.7%
Praxair, Inc. ............................................  150,000         7,666,500
                                                                       --------------

INDUSTRIAL MACHINERY  2.1%
Danaher Corp. ............................................  100,000         5,685,000
Donaldson Co, Inc. .......................................  150,000         5,149,500
SPX Corp. (a).............................................  125,000        12,612,500
                                                                       --------------
                                                                           23,447,000
                                                                       --------------
INSURANCE BROKERS  0.6%
Willis Group Holdings Ltd. (United Kingdom) (a)...........  200,000         6,698,000
                                                                       --------------

INTEGRATED OIL & GAS  0.8%
Murphy Oil Corp. .........................................  100,000         8,207,000
                                                                       --------------

INTERNET RETAIL  1.9%
eBay, Inc. (a)............................................  400,000        21,124,000
                                                                       --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
IT CONSULTING & SERVICES  1.0%
CACI International, Inc., Class A (a).....................  150,000    $    5,317,500
Cognizant Technology Solutions Corp., Class A (a).........  100,000         5,747,000
                                                                       --------------
                                                                           11,064,500
                                                                       --------------
LEISURE PRODUCTS  0.5%
Mattel, Inc. .............................................  300,000         5,403,000
                                                                       --------------

MANAGED HEALTH CARE  3.9%
Coventry Health Care, Inc. (a)............................  200,000         6,500,000
First Health Group Corp. (a)..............................  200,000         5,424,000
Mid Atlantic Medical Services, Inc. (a)...................  200,000         7,240,000
Oxford Health Plans, Inc. (a).............................  200,000         7,788,000
UnitedHealth Group, Inc. .................................  100,000         8,722,000
WellPoint Health Networks, Inc. (a).......................  100,000         7,330,000
                                                                       --------------
                                                                           43,004,000
                                                                       --------------
METAL & GLASS CONTAINERS  1.1%
Ball Corp. ...............................................  150,000         7,558,500
Pactiv Corp. (a)..........................................  300,000         4,935,000
                                                                       --------------
                                                                           12,493,500
                                                                       --------------
OIL & GAS DRILLING  1.6%
ENSCO International, Inc. ................................  450,000        11,268,000
Patterson-UTI Energy, Inc. (a)............................  250,000         6,377,500
                                                                       --------------
                                                                           17,645,500
                                                                       --------------
OIL & GAS EQUIPMENT & SERVICES  2.4%
Cooper Cameron Corp. (a)..................................  150,000         6,264,000
Smith International, Inc. (a).............................  300,000         8,793,000
Weatherford International, Inc. (a).......................  300,000        11,142,000
                                                                       --------------
                                                                           26,199,000
                                                                       --------------
OIL & GAS EXPLORATION & PRODUCTION  0.6%
Ocean Energy, Inc. .......................................  300,000         5,985,000
                                                                       --------------

PACKAGED FOODS  0.8%
McCormick & Co., Inc. ....................................  400,000         9,120,000
                                                                       --------------

PAPER PACKAGING  0.5%
Smurfit-Stone Container Corp. (a).........................  400,000         5,024,000
                                                                       --------------

PHARMACEUTICALS  2.7%
Forest Laboratories, Inc. (a).............................  150,000        12,301,500
NPS Pharmaceuticals, Inc. (a).............................  250,000         5,142,000
Scios, Inc. (a)...........................................  200,000         5,090,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                 SHARES         VALUE
PHARMACEUTICALS (CONTINUED)
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)........  100,000    $    6,700,000
                                                                       --------------
                                                                           29,233,500
                                                                       --------------
PUBLISHING & PRINTING  1.0%
Belo Corp. ...............................................  300,000         6,564,000
New York Times Co., Class A...............................  100,000         4,545,000
                                                                       --------------
                                                                           11,109,000
                                                                       --------------
RESTAURANTS  2.8%
Brinker International, Inc. (a)...........................  300,000         7,770,000
Darden Restaurants, Inc. .................................  250,000         6,060,000
Starbucks Corp. (a).......................................  400,000         8,284,000
Yum! Brands, Inc. (a).....................................  300,000         8,313,000
                                                                       --------------
                                                                           30,427,000
                                                                       --------------
SEMICONDUCTOR EQUIPMENT  0.5%
KLA-Tencor Corp. (a)......................................  200,000         5,588,000
                                                                       --------------

SEMICONDUCTORS  2.5%
Intersil Corp. (a)........................................  400,000         5,184,000
Marvell Technology Group Ltd. (Bermuda) (a)...............  400,000         6,340,000
Microchip Technology, Inc. (a)............................  500,000        10,225,000
Silicon Laboratories, Inc. (a)............................  300,000         5,499,000
                                                                       --------------
                                                                           27,248,000
                                                                       --------------
SPECIALTY STORES  5.6%
AutoZone, Inc. (a)........................................  100,000         7,886,000
Bed Bath & Beyond, Inc. (a)...............................  300,000         9,771,000
Michaels Stores, Inc. (a).................................  250,000        11,425,000
Petsmart, Inc. (a)........................................  400,000         7,124,000
Pier 1 Imports, Inc. .....................................  300,000         5,721,000
Rent-A-Center, Inc. (a)...................................  100,000         5,195,000
Staples, Inc. (a).........................................  400,000         5,116,000
Williams-Sonoma, Inc. (a).................................  400,000         9,452,000
                                                                       --------------
                                                                           61,690,000
                                                                       --------------
SYSTEMS SOFTWARE  2.1%
Diebold, Inc. ............................................  200,000         6,584,000
Symantec Corp. (a)........................................  500,000        16,835,000
                                                                       --------------
                                                                           23,419,000
                                                                       --------------
TELECOMMUNICATIONS EQUIPMENT  1.8%
Motorola, Inc. ...........................................  900,000         9,162,000
QUALCOMM, Inc. (a)........................................  400,000        11,048,000
                                                                       --------------
                                                                           20,210,000
                                                                       --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $1,141,108,284)............................................    $1,070,872,236
REPURCHASE AGREEMENT  2.8%
State Street Bank & Trust Co. ($30,924,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  09/30/02, to be sold on 10/01/02 at $30,925,581)
  (Cost $30,924,000)...............................................        30,924,000
                                                                       --------------

TOTAL INVESTMENTS  100.6%
  (Cost $1,172,032,284)............................................     1,101,796,236
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)......................        (6,755,041)
                                                                       --------------

NET ASSETS  100.0%.................................................    $1,095,041,195
                                                                       ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $1,172,032,284).....................  $ 1,101,796,236
Receivables:
  Investments Sold..........................................       39,159,612
  Fund Shares Sold..........................................        3,989,975
  Dividends.................................................          240,800
  Interest..................................................            1,580
Other.......................................................           98,695
                                                              ---------------
    Total Assets............................................    1,145,286,898
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       42,882,799
  Fund Shares Repurchased...................................        3,916,340
  Distributor and Affiliates................................        1,501,496
  Investment Advisory Fee...................................          669,667
  Custodian Bank............................................          145,928
Accrued Expenses............................................        1,022,094
Trustees' Deferred Compensation and Retirement Plans........          107,379
                                                              ---------------
    Total Liabilities.......................................       50,245,703
                                                              ---------------
NET ASSETS..................................................  $ 1,095,041,195
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 2,485,797,805
Accumulated Net Investment Loss.............................       (9,750,015)
Net Unrealized Depreciation.................................      (70,236,048)
Accumulated Net Realized Loss...............................   (1,310,770,547)
                                                              ---------------
NET ASSETS..................................................  $ 1,095,041,195
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $598,961,838 and 65,486,778 shares of
    beneficial interest issued and outstanding).............  $          9.15
    Maximum sales charge (5.75%* of offering price).........              .56
                                                              ---------------
    Maximum offering price to public........................  $          9.71
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $366,102,232 and 42,520,309 shares of
    beneficial interest issued and outstanding).............  $          8.61
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $78,911,216 and 9,136,126 shares of
    beneficial interest issued and outstanding).............  $          8.64
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $51,065,909 and 5,558,451 shares of
    beneficial interest issued and outstanding).............  $          9.19
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $   2,322,859
Interest....................................................        209,177
                                                              -------------
    Total Income............................................      2,532,036
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      4,626,441
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $857,718, $2,271,223 and $506,138,
  respectively).............................................      3,635,079
Shareholder Services........................................      3,290,247
Custody.....................................................         87,725
Legal.......................................................         48,287
Trustees' Fees and Related Expenses.........................         14,704
Other.......................................................        484,292
                                                              -------------
    Total Expenses..........................................     12,186,775
    Less Credits Earned on Cash Balances....................         36,764
                                                              -------------
    Net Expenses............................................     12,150,011
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (9,617,975)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(228,245,857)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    117,185,791
  End of the Period.........................................    (70,236,048)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (187,421,839)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(415,667,696)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(425,285,671)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                  SEPTEMBER 30, 2002    MARCH 31, 2002
                                                  ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................   $   (9,617,975)     $  (20,856,544)
Net Realized Loss................................     (228,245,857)       (540,317,161)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (187,421,839)        197,762,813
                                                    --------------      --------------
Change in Net Assets from Operations.............     (425,285,671)       (363,410,892)
                                                    --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares.................................              -0-            (232,595)
  Class B Shares.................................              -0-            (138,227)
  Class C Shares.................................              -0-             (40,196)
  Class D Shares.................................              -0-             (20,844)
                                                    --------------      --------------
Total Distributions..............................              -0-            (431,862)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (425,285,671)       (363,842,754)
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      344,459,142         817,207,932
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................              -0-             391,819
Cost of Shares Repurchased.......................     (348,286,926)       (592,134,722)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       (3,827,784)        225,465,029
                                                    --------------      --------------
TOTAL DECREASE IN NET ASSETS.....................     (429,113,455)       (138,377,725)
NET ASSETS:
Beginning of the Period..........................    1,524,154,650       1,662,532,375
                                                    --------------      --------------
End of the Period (Including accumulated net
  investment loss of $9,750,015 and $132,040,
  respectively)..................................   $1,095,041,195      $1,524,154,650
                                                    ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX                                          NINE
                             MONTHS                                        MONTHS      YEAR
                              ENDED          YEAR ENDED MARCH 31,          ENDED      ENDED
CLASS A SHARES              SEPT. 30,   -------------------------------   MAR. 31,   JUNE 30,
                            2002 (B)    2002 (B)    2001 (B)   2000 (B)   1999 (B)     1998
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $ 12.66    $ 15.77     $ 37.44    $  17.14    $13.68     $ 9.95
                             -------    -------     -------    --------    ------     ------
  Net Investment Loss.....      (.06)      (.14)       (.21)       (.24)     (.13)      (.13)
  Net Realized and
    Unrealized
    Gain/Loss.............     (3.45)     (2.97)     (17.03)      22.41      4.45       3.86
                             -------    -------     -------    --------    ------     ------
Total from Investment
  Operations..............     (3.51)     (3.11)     (17.24)      22.17      4.32       3.73
Less Distributions from
  Net Realized Gain.......       -0-        -0-***     4.43        1.87       .86        -0-
                             -------    -------     -------    --------    ------     ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $  9.15    $ 12.66     $ 15.77    $  37.44    $17.14     $13.68
                             =======    =======     =======    ========    ======     ======

Total Return* (a).........   -27.73%**  -19.70%     -49.31%     133.67%    33.72%**   37.49%
Net Assets at End of the
  Period (In millions)....   $ 599.0    $ 783.4     $ 778.1    $1,205.8    $242.6     $117.5
Ratio of Expenses to
  Average Net Assets*.....     1.55%      1.43%       1.19%       1.25%     1.56%      1.44%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................    (1.16%)     (.98%)      (.75%)      (.86%)   (1.22%)    (1.09%)
Portfolio Turnover........      101%**     320%        270%        139%      126%**     185%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......       N/A        N/A         N/A         N/A       N/A      1.61%
Ratio of Net Investment
  Loss to Average Net
  Assets..................       N/A        N/A         N/A         N/A       N/A     (1.26%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(b) Based on average shares outstanding.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX                                          NINE
                            MONTHS                                        MONTHS      YEAR
                             ENDED          YEAR ENDED MARCH 31,          ENDED      ENDED
CLASS B SHARES             SEPT. 30,   -------------------------------   MAR. 31,   JUNE 30,
                           2002 (B)    2002 (B)    2001 (B)   2000 (B)   1999 (B)     1998
                           -----------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................   $ 11.97    $ 15.02     $ 36.24    $ 16.75     $13.46     $ 9.87
                            -------    -------     -------    -------     ------     ------
  Net Investment Loss....      (.10)      (.23)       (.41)      (.43)      (.19)      (.20)
  Net Realized and
    Unrealized
    Gain/Loss............     (3.26)     (2.82)     (16.38)     21.79       4.34       3.79
                            -------    -------     -------    -------     ------     ------
Total from Investment
  Operations.............     (3.36)     (3.05)     (16.79)     21.36       4.15       3.59
Less Distributions from
  Net Realized Gain......       -0-        -0-***     4.43       1.87        .86        -0-
                            -------    -------     -------    -------     ------     ------
NET ASSET VALUE, END OF
  THE PERIOD.............   $  8.61    $ 11.97     $ 15.02    $ 36.24     $16.75     $13.46
                            =======    =======     =======    =======     ======     ======

Total Return* (a)........   -28.07%**  -20.28%     -49.72%    131.91%     32.99%**   36.37%
Net Assets at End of the
  Period (In millions)...   $ 366.1    $ 541.5     $ 642.5    $ 948.5     $231.8     $148.4
Ratio of Expenses to
  Average Net Assets*....     2.31%      2.19%       2.00%      2.00%      2.33%      2.20%
Ratio of Net Investment
  Loss to Average Net
  Assets*................    (1.92%)    (1.74%)     (1.56%)    (1.61%)    (1.99%)    (1.85%)
Portfolio Turnover.......      101%**     320%        270%       139%       126%**     185%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.....       N/A        N/A         N/A        N/A        N/A      2.37%
Ratio of Net Investment
  Loss to Average Net
  Assets.................       N/A        N/A         N/A        N/A        N/A     (2.02%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(b) Based on average shares outstanding.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX                                          NINE
                             MONTHS                                        MONTHS      YEAR
                              ENDED          YEAR ENDED MARCH 31,          ENDED      ENDED
CLASS C SHARES              SEPT. 30,   -------------------------------   MAR. 31,   JUNE 30,
                            2002 (B)    2002 (B)    2001 (B)   2000 (B)   1999 (B)     1998
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $ 12.00    $ 15.07     $ 36.33    $ 16.76     $13.47     $ 9.87
                             -------    -------     -------    -------     ------     ------
  Net Investment Loss.....      (.10)      (.23)       (.40)      (.45)      (.20)      (.20)
  Net Realized and
    Unrealized
    Gain/Loss.............     (3.26)     (2.84)     (16.43)     21.89       4.35       3.80
                             -------    -------     -------    -------     ------     ------
Total from Investment
  Operations..............     (3.36)     (3.07)     (16.83)     21.44       4.15       3.60
Less Distributions from
  Net Realized Gain.......       -0-        -0-***     4.43       1.87        .86        -0-
                             -------    -------     -------    -------     ------     ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $  8.64    $ 12.00     $ 15.07    $ 36.33     $16.76     $13.47
                             =======    =======     =======    =======     ======     ======

Total Return* (a).........   -28.00%**  -20.35%     -49.71%    132.31%     32.96%**   36.47%
Net Assets at End of the
  Period (In millions)....   $  78.9    $ 125.0     $ 152.9    $ 202.7     $ 27.4     $ 16.4
Ratio of Expenses to
  Average Net Assets*.....     2.31%      2.19%       2.00%      2.01%      2.33%      2.20%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................    (1.92%)    (1.74%)     (1.56%)    (1.62%)    (1.98%)    (1.85%)
Portfolio Turnover........      101%**     320%        270%       139%       126%**     185%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......       N/A        N/A         N/A        N/A        N/A      2.36%
Ratio of Net Investment
  Loss to Average Net
  Assets..................       N/A        N/A         N/A        N/A        N/A     (2.02%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(b) Based on average shares outstanding.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        OCTOBER 17, 2000
                                            SIX MONTHS       YEAR        (COMMENCEMENT
                                               ENDED         ENDED       OF INVESTMENT
CLASS D SHARES                             SEPTEMBER 30,   MARCH 31,     OPERATIONS) TO
                                             2002 (B)      2002 (B)    MARCH 31, 2001 (B)
                                           ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................     $ 12.70       $ 15.78         $ 33.01
                                              -------       -------         -------
  Net Investment Loss....................        (.05)         (.10)           (.05)
  Net Realized and Unrealized Loss.......       (3.46)        (2.98)         (12.75)
                                              -------       -------         -------
Total from Investment Operations.........       (3.51)        (3.08)         (12.80)
Less Distributions from Net Realized
  Gain...................................         -0-           -0-*           4.43
                                              -------       -------         -------
NET ASSET VALUE, END OF THE PERIOD.......     $  9.19       $ 12.70         $ 15.78
                                              =======       =======         =======

Total Return (a).........................     -27.64%**     -19.50%         -42.49%**
Net Assets at End of the Period (In
  millions)..............................     $  51.1       $  74.4         $  89.1
Ratio of Expenses to Average Net
  Assets.................................       1.30%         1.18%           1.08%
Ratio of Net Investment Loss to Average
  Net Assets.............................       (.91%)        (.73%)          (.49%)
Portfolio Turnover.......................        101%**        320%            270%

(a) Assumes reinvestment of all distributions for the period.

(b) Based on average shares outstanding.

 * Amount is less than $.01.

** Non-Annualized

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. The distribution of the Fund's Class D Shares commenced on October 17, 2000.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $1,015,952,228 which will expire March 31, 2010.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,173,583,134
                                                                ==============
Gross tax unrealized appreciation...........................    $   46,766,657
Gross tax unrealized depreciation...........................      (118,553,555)
                                                                --------------
Net tax unrealized depreciation on investments..............    $  (71,786,898)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2002 was as follows:

DISTRIBUTIONS PAID FROM:                                          2002
  Ordinary income...........................................    $    -0-
  Long-term capital gain....................................     431,862
                                                                --------
                                                                $431,862
                                                                ========

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended September 30, 2002, the Fund's custody fee was reduced by $36,764 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2002, the Fund recognized expenses of approximately $28,000 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $68,400 representing Van Kampen's cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $2,914,100 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

trustees. Investments in such funds of approximately $76,900 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $1,234,556,872, $850,291,656,
$227,248,419 and $173,700,858 for Classes A, B, C and D, respectively. For the six months ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   25,909,230    $ 279,186,929
  Class B...............................................    4,537,574       46,997,550
  Class C...............................................      821,234        8,634,686
  Class D...............................................      874,732        9,639,977
                                                          -----------    -------------
Total Sales.............................................   32,142,770    $ 344,459,142
                                                          ===========    =============
Repurchases:
  Class A...............................................  (22,291,202)   $(239,972,500)
  Class B...............................................   (7,269,040)     (73,696,279)
  Class C...............................................   (2,097,467)     (21,595,753)
  Class D...............................................   (1,171,253)     (13,022,394)
                                                          -----------    -------------
Total Repurchases.......................................  (32,828,962)   $(348,286,926)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    At March 31, 2002, capital aggregated $1,195,342,443, $876,990,385,
$240,209,486 and $177,083,275 for Classes A, B, C and D, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   39,288,303    $ 546,883,603
  Class B...............................................   13,201,332      177,625,110
  Class C...............................................    3,811,865       51,538,944
  Class D...............................................    2,995,464       41,160,275
                                                          -----------    -------------
Total Sales.............................................   59,296,964    $ 817,207,932
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................       14,677    $     193,295
  Class B...............................................       11,578          144,505
  Class C...............................................        2,652           33,175
  Class D...............................................        1,579           20,844
                                                          -----------    -------------
Total Dividend Reinvestment.............................       30,486    $     391,819
                                                          ===========    =============
Repurchases:
  Class A...............................................  (26,765,033)   $(368,813,527)
  Class B...............................................  (10,730,896)    (139,124,618)
  Class C...............................................   (3,547,129)     (46,054,990)
  Class D...............................................   (2,787,342)     (38,141,587)
                                                          -----------    -------------
Total Repurchases.......................................  (43,830,400)   $(592,134,722)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2002 and the year ended March 31, 2002, 243,894 and 416,886 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2002 and the year ended March 31, 2002, no Class C Shares

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $86,700 and CDSC on redeemed shares of Classes B and C of approximately $637,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,296,516,549 and $1,299,385,873, respectively.

5. DISTRIBUTION AND SERVICE PLANS

    With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2002, are payments retained by Van Kampen of approximately $1,921,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $319,300.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
70, 170, 270                                                   Member NASD/SIPC.
AGG SAR 11/02                                                   8261K02-AP-11/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                              5%
Jun 02                                                                            1.3%
Sep 02                                                                            3.1%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6
                                                                            1.75                               1.1
                                                                            1.75                               1.1
Mar 02                                                                      1.75                               1.5
                                                                            1.75                               1.6
                                                                            1.75                               1.2
Jun 02                                                                      1.75                               1.1
                                                                            1.75                               1.5
                                                                            1.75                               1.8
Sep 02                                                                      1.75                               1.5

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2002)

                                        A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -23.58%    -23.68%    -23.68%
----------------------------------------------------------------------
Six-month total return(2)                -28.02%    -27.50%    -24.44%
----------------------------------------------------------------------
One-year total return(2)                 -20.69%    -20.64%    -17.15%
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                -34.78%    -34.57%    -33.11%
----------------------------------------------------------------------
Commencement date                       11/27/00   11/27/00   11/27/00
----------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchase of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2002)


1.   VARIAN MEDICAL SYSTEMS      2.1%
     Designs and produces equipment for
     treating cancer with radiation.

2.   ALLIANT TECHSYSTEMS         2.0%
     Develops aerospace, munitions and
     defense systems for the United States
     and allied governments.

3.   DIAL                        2.0%
     Markets and manufactures consumer
     products including Dial(R) soaps.

4.   CAREER EDUCATION            1.8%
     Provides private, for-profit
     postsecondary education.

5.   HILB ROGAL & HAMILTON       1.7%
     Places various types of insurance
     with insurance underwriters on behalf
     of its clients.

6.   FTI CONSULTING              1.7%
     Provides consulting services,
     particularly in the areas of
     financial restructuring, litigation
     support and engineering/scientific
     investigation.

7.   CORINTHIAN COLLEGES         1.6%
     Provides private, for-profit
     postsecondary education.

8.   SCIOS                       1.5%
     Develops pharmaceutical products for
     the treatment of cardiovascular and
     inflammatory diseases.

9.   SANGSTAT MEDICAL            1.5%
     Develops therapeutic products in the
     biotechnology sector.

10.  CACI INTERNATIONAL          1.5%
     Provides information technology and
     communications services.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


 [BAR GRAPH]

                                                                     SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                                     ------------------                   --------------
Diversified Commercial Services                                            10.4%                               2.1%
Health Care Distributors & Services                                         6.2%                               5.6%
Biotechnology                                                               5.4%                               2.8%
Banks                                                                       5.3%                               6.8%
Specialty Stores                                                            4.8%                               5.0%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The market conditions were
challenging during the six-month period. Although we had no new macroeconomic shocks, the economy as a whole continued to erode. We saw numerous earnings disappointments, several high-profile corporate-governance scandals and continually slowing growth throughout many industries. There was a high degree of skepticism on the part of most investors, which has been reflected in the valuations most stocks have received. These factors led to a sharp increase in market volatility. By the end of September, most of the major stock market indexes had declined to their post-September 11 lows.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Against this challenging backdrop,
the fund returned -23.58 percent for the six months ended September 30, 2002. By comparison, the Russell 2000(R) Growth Index returned -33.84 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers or reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 2000(R) Growth Index is an unmanaged index generally considered representative of the U.S. market for small-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   Given the difficult environment,
we tried to be more conservative than we have in the past and take advantage of opportunities as they presented themselves. To that end the fund held more cash than it normally would. We usually try to have the fund fully invested.

    We maintained our time-tested strategy of seeking to identify stocks with improving fundamentals, particularly earnings growth. We have continued to look for companies where we believe growth prospects are solid, where earnings expectations have risen or where there is potential to continue to outgrow the industry. Because of the rotational nature of the market, we have attempted to diversify the fund across sectors. We consider that companies with the best fundamentals will be rewarded over the long term. We still believe in our investment style, in which we look for earnings momentum, growth and relative strength, and we continue to seek companies that we believe have good fundamentals now and improving fundamentals in the future.

Q   WHICH FACTORS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   We attribute most of the fund's
relative outperformance to improved stock selection, primarily in consumer staples and consumer discretionary. Names in those sectors include Dial Corporation, A.C. Moore Arts & Crafts, Polaris Industries, Advanced Auto Parts and PetSmart.

    The fund's best-performing holding was FTI Consulting, which does bankruptcy-litigation consulting and forensic accounting. Stericycle, which manages medical waste, was also a positive contributor. The portfolio got a further boost from Corinthian Colleges and Career Education, two postsecondary education companies. There is a trend that as U.S. adults grow more concerned about their job security, they are returning to school to improve their skills.

    Keep in mind that not all stocks held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The technology sector was a big
drag on performance. Concerns about a surplus of capacity, falling demand and the general lack of pricing power all contributed to the relatively poor returns of the technology sector. Highlighting the lack of opportunity in the space, only one of the fund's holdings there, Take-Two Interactive Software, finished in the black for the period. Until we see signs of improvement within the technology sector, we plan to continue to underweight this group going forward.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   Although the near-term economic
data suggest that economic growth will continue to slow, we remain cautiously optimistic for the long-term prospects for growth stocks. This fall's congressional elections appear to be focused more on domestic economic issues than on the turmoil in the Middle East. We are hopeful that new government policies, especially when combined with the actions of the Federal Reserve, will help revive the economy. Investors have lost confidence in the marketplace and many political candidates are pledging to restore that confidence. We hope to see greater disclosure and visibility from publicly traded companies, which should benefit all investors.

    With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, which are beginning to reflect the actual risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, as the economy recovers and corporate governance improves, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not sentiment.

    We believe that over the long term our investment style will be rewarded. We continue to look for companies that have improving earnings and the potential for rising valuation, or those with some sort of underlying change to the business that will affect the company positively in the long run.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance-comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, because of their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  93.4%
AEROSPACE & DEFENSE  1.9%
Alliant Techsystems, Inc. (a)...............................  17,500    $ 1,211,875
                                                                        -----------

AIRLINES  0.6%
Expeditors International of Washington, Inc. ...............  15,000        419,100
                                                                        -----------

APPAREL & ACCESSORIES  1.0%
Quiksilver, Inc. (a)........................................  30,000        677,700
                                                                        -----------
APPAREL RETAIL  1.5%
Cato Corp., Class A.........................................  20,000        379,600
Gymboree Corp. (a)..........................................  35,000        570,850
                                                                        -----------
                                                                            950,450
                                                                        -----------
APPLICATION SOFTWARE  3.3%
Activision, Inc. (a)........................................  22,500        538,425
Cerner Corp. (a)............................................  10,000        352,100
Pinnacle Systems, Inc. (a)..................................  45,000        486,000
Take-Two Interactive Software, Inc. (a).....................  25,000        725,000
                                                                        -----------
                                                                          2,101,525
                                                                        -----------
AUTO PARTS & EQUIPMENT  1.2%
Advanced Auto Parts (a).....................................   7,500        395,550
American Axle & Manufacturing Holdings, Inc. (a)............  15,000        374,700
                                                                        -----------
                                                                            770,250
                                                                        -----------
AUTOMOBILE MANUFACTURERS  0.5%
Thor Industries, Inc. ......................................  10,000        347,600
                                                                        -----------

BANKS  4.9%
Commerce Bancorp, Inc. .....................................  15,000        622,650
Community First Bankshares, Inc. ...........................  20,000        557,600
First Midwest Bancorp, Inc. ................................  25,000        671,500
Southwest Bancorp. of Texas, Inc. (a).......................  15,000        546,150
UCBH Holdings, Inc. ........................................  12,500        491,875
United Bankshares, Inc. ....................................  10,000        290,100
                                                                        -----------
                                                                          3,179,875
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY  5.0%
Bio-Rad Laboratories, Inc., Class A (a).....................  15,000    $   564,900
Cephalon, Inc. (a)..........................................  15,000        612,300
Charles River Laboratories International, Inc. (a)..........  17,500        686,875
SangStat Medical Corp. (a)..................................  42,500        886,550
Telik, Inc. (a).............................................  40,000        495,200
                                                                        -----------
                                                                          3,245,825
                                                                        -----------
BROADCASTING & CABLE TV  0.6%
Westwood One, Inc. (a)......................................  10,000        357,500
                                                                        -----------

CASINOS & GAMING  1.4%
Alliance Gaming Corp. (a)...................................  35,000        538,650
GTECH Holdings Corp. (a)....................................  15,000        372,300
                                                                        -----------
                                                                            910,950
                                                                        -----------
CATALOG RETAIL  1.1%
J Jill Group, Inc. (a)......................................  20,000        348,400
School Specialty, Inc. (a)..................................  15,000        375,150
                                                                        -----------
                                                                            723,550
                                                                        -----------
COMPUTER & ELECTRONICS RETAIL  0.8%
Electronics Boutique Holdings Corp. (a).....................  20,000        549,000
                                                                        -----------

CONSUMER ELECTRONICS  1.0%
Harman International Industries, Inc. ......................  12,500        646,875
                                                                        -----------

DEPARTMENT STORES  0.5%
Big Lots, Inc. (a)..........................................  20,000        316,600
                                                                        -----------

DISTILLERS & VINTNERS  0.4%
Constellation Brands, Inc., Class A (a).....................  10,000        231,000
                                                                        -----------

DIVERSIFIED COMMERCIAL SERVICES  9.7%
Advisory Board Co. (a)......................................  20,000        592,000
Career Education Corp. (a)..................................  22,500      1,080,180
Corinthian Colleges, Inc. (a)...............................  25,000        943,500
Corporate Executive Board Co. (a)...........................  25,000        713,750
Education Management Corp. (a)..............................  15,000        664,050
FTI Consulting, Inc. (a)....................................  25,000        994,000
Global Imaging Systems, Inc. (a)............................  35,000        660,800
Right Management Consultants, Inc. (a)......................  25,000        616,000
                                                                        -----------
                                                                          6,264,280
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.2%
Garmin Ltd. (Cayman Islands) (a)............................  20,000    $   371,000
Photon Dynamics, Inc. (a)...................................  20,000        372,600
                                                                        -----------
                                                                            743,600
                                                                        -----------
ENVIRONMENTAL SERVICES  1.3%
Stericycle, Inc. (a)........................................  25,000        848,000
                                                                        -----------

FERTILIZERS & AGRICULTURAL CHEMICALS  1.0%
Scotts Co., Class A (a).....................................  15,000        625,350
                                                                        -----------

FOOD DISTRIBUTORS  1.1%
Green Mountain Coffee, Inc. (a).............................  15,000        193,350
Performance Food Group Co. (a)..............................  15,000        509,400
                                                                        -----------
                                                                            702,750
                                                                        -----------
FOOD RETAIL  1.0%
Whole Foods Market, Inc. (a)................................  15,000        642,600
                                                                        -----------

GENERAL MERCHANDISE STORES  1.0%
99 Cents Only Stores (a)....................................  30,000        621,000
                                                                        -----------

HEALTH CARE DISTRIBUTORS & SERVICES  5.8%
Accredo Health, Inc. (a)....................................  10,000        476,560
Cooper Cos., Inc. ..........................................  12,500        656,250
Hanger Orthopedic Group, Inc. (a)...........................  40,000        636,000
Renal Care Group, Inc. (a)..................................  20,000        657,800
Varian Medical Systems, Inc. (a)............................  30,000      1,289,700
                                                                        -----------
                                                                          3,716,310
                                                                        -----------
HEALTH CARE EQUIPMENT  2.6%
Alliance Imaging, Inc. (a)..................................  30,000        358,800
Conceptus, Inc. (a).........................................  25,000        382,500
Diagnostic Products Corp. ..................................  12,500        575,000
Wright Medical Group, Inc. (a)..............................  20,000        380,600
                                                                        -----------
                                                                          1,696,900
                                                                        -----------
HEALTH CARE FACILITIES  1.8%
LifePoint Hospitals, Inc. (a)...............................  22,500        701,730
Medcath Corp. (a)...........................................  20,000        226,000
United Surgical Partners International, Inc. (a)............  10,000        220,300
                                                                        -----------
                                                                          1,148,030
                                                                        -----------
HOMEBUILDING  1.1%
NVR, Inc. (a)...............................................   1,000        299,830
Winnebago Industries, Inc. .................................  10,000        395,300
                                                                        -----------
                                                                            695,130
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
HOUSEHOLD PRODUCTS  2.5%
Dial Corp. .................................................  55,000    $ 1,180,300
Fossil, Inc. (a)............................................  20,000        401,000
                                                                        -----------
                                                                          1,581,300
                                                                        -----------
INDUSTRIAL CONGLOMERATES  0.9%
Actuant Corp., Class A (a)..................................  15,000        553,500
                                                                        -----------

INDUSTRIAL MACHINERY  1.5%
Graco, Inc. ................................................  12,500        310,000
IDEX Corp. .................................................  12,500        356,875
Manitowoc Co., Inc. ........................................  10,000        273,500
                                                                        -----------
                                                                            940,375
                                                                        -----------
INSURANCE BROKERS  2.5%
Brown & Brown, Inc. ........................................  20,000        600,000
Hilb Rogal & Hamilton Co. ..................................  25,000      1,031,250
                                                                        -----------
                                                                          1,631,250
                                                                        -----------
INTEGRATED OIL & GAS  0.6%
Spinnaker Exploration Co. (a)...............................  12,500        358,750
                                                                        -----------

IT CONSULTING & SERVICES  2.7%
CACI International, Inc., Class A (a).......................  25,000        886,250
Cognizant Technology Solutions Corp., Class A (a)...........   7,500        431,025
Proquest Co. (a)............................................  15,000        455,250
                                                                        -----------
                                                                          1,772,525
                                                                        -----------
LEISURE PRODUCTS  0.3%
Nautilus Group, Inc. (a)....................................  10,000        195,000
                                                                        -----------

MANAGED HEALTH CARE  2.1%
Anthem, Inc. (a)............................................  10,000        650,000
Mid Atlantic Medical Services, Inc. (a).....................  20,000        724,000
                                                                        -----------
                                                                          1,374,000
                                                                        -----------
MOTORCYCLE MANUFACTURERS  0.5%
Polaris Industries, Inc. ...................................   5,000        310,000
                                                                        -----------

MULTI-SECTOR HOLDINGS  1.2%
Arbitron, Inc. (a)..........................................  22,500        767,250
                                                                        -----------

NETWORKING EQUIPMENT  0.3%
Emulex Corp. (a)............................................  15,000        168,900
                                                                        -----------

OFFICE ELECTRONICS  1.0%
Zebra Technologies Corp. Class A (a)........................  12,500        658,626
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS DRILLING  0.5%
Patterson-UTI Energy, Inc. (a)..............................  12,500    $   318,875
                                                                        -----------

OIL & GAS EQUIPMENT & SERVICES  0.6%
Oceaneering International, Inc. (a).........................  15,000        381,750
                                                                        -----------

OIL & GAS EXPLORATION & PRODUCTION  4.1%
El Paso Energy Partners LP..................................  10,000        295,800
Evergreen Resources, Inc. (a)...............................  20,000        819,600
Patina Oil & Gas Corp. .....................................  25,000        712,500
XTO Energy, Inc. ...........................................  40,000        824,400
                                                                        -----------
                                                                          2,652,300
                                                                        -----------
OIL & GAS REFINING & MARKETING  0.3%
Frontier Oil Corp. .........................................  17,500        217,000
                                                                        -----------

PACKAGED FOODS  0.8%
Interstate Bakeries Corp. ..................................  20,000        531,400
                                                                        -----------

PERSONAL PRODUCTS  0.7%
NBTY, Inc. (a)..............................................  35,000        454,300
                                                                        -----------

PHARMACEUTICALS  3.9%
Angiotech Pharmaceuticals, Inc. (Canada) (a)................  20,000        791,600
Medicis Pharmaceutical Corp., Class A (a)...................   7,500        306,525
NPS Pharmaceuticals, Inc. (a)...............................  25,000        514,200
Scios, Inc. (a).............................................  35,000        890,750
                                                                        -----------
                                                                          2,503,075
                                                                        -----------
RESTAURANTS  3.6%
Applebee's International, Inc. .............................  25,000        548,000
California Pizza Kitchen, Inc. (a)..........................  35,000        805,350
Panera Bread Co., Class A (a)...............................  22,500        607,500
RARE Hospitality International, Inc. (a)....................  15,000        351,300
                                                                        -----------
                                                                          2,312,150
                                                                        -----------
SEMICONDUCTOR EQUIPMENT  0.7%
Integrated Circuit Systems, Inc. (a)........................  30,000        471,000
                                                                        -----------

SEMICONDUCTORS  2.1%
Intersil Corp., Class A (a).................................  25,000        324,000
Marvell Technology Group Ltd. (Bermuda) (a).................  30,000        475,500
Silicon Laboratories, Inc. (a)..............................  15,000        274,950
Skyworks Solutions, Inc. (a)................................  65,000        294,450
                                                                        -----------
                                                                          1,368,900
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES  4.5%
A.C. Moore Arts & Crafts, Inc. (a)..........................  15,000    $   316,950
Hollywood Entertainment Corp. (a)...........................  50,000        726,000
Petsmart, Inc. (a)..........................................  30,000        534,300
Pier 1 Imports, Inc. .......................................  20,000        381,400
Regis Corp. ................................................  20,000        565,800
Rent-A-Center, Inc. (a).....................................   7,500        389,625
                                                                        -----------
                                                                          2,914,075
                                                                        -----------
SYSTEMS SOFTWARE  0.7%
NetScreen Technologies, Inc. (a)............................  40,000        434,000
                                                                        -----------

TRUCKING  0.6%
Roadway Corp. ..............................................  10,000        366,800
                                                                        -----------

WATER UTILITIES  0.9%
Philadelphia Suburban Corp. ................................  30,000        609,000
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  93.4%
  (Cost $60,030,905).................................................    60,189,726

REPURCHASE AGREEMENT  11.0%
UBS Securities ($7,096,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 09/30/02, to be sold on
10/01/02 at $7,096,369) (Cost $7,096,000)............................     7,096,000
                                                                        -----------

TOTAL INVESTMENTS  104.4%
  (Cost $67,126,905).................................................    67,285,726

LIABILITIES IN EXCESS OF OTHER ASSETS  (4.4%)........................    (2,833,851)
                                                                        -----------

NET ASSETS  100.0%...................................................   $64,451,875
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $7,096,000 (Cost $67,126,905).............................  $ 67,285,726
Receivables:
  Investments Sold..........................................       412,299
  Fund Shares Sold..........................................       119,478
  Dividends.................................................        10,850
  Interest..................................................           369
Other.......................................................         9,377
                                                              ------------
    Total Assets............................................    67,838,099
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,099,822
  Custodian Bank............................................       818,032
  Fund Shares Repurchased...................................       186,289
  Distributor and Affiliates................................       116,557
  Investment Advisory Fee...................................        29,352
Accrued Expenses............................................       118,256
Trustees' Deferred Compensation and Retirement Plans........        17,916
                                                              ------------
    Total Liabilities.......................................     3,386,224
                                                              ------------
NET ASSETS..................................................  $ 64,451,875
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $132,262,418
Net Unrealized Appreciation.................................       158,821
Accumulated Net Investment Loss.............................      (640,283)
Accumulated Net Realized Loss...............................   (67,329,081)
                                                              ------------
NET ASSETS..................................................  $ 64,451,875
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $28,817,739 and 5,961,385 shares of
    beneficial interest issued and outstanding).............  $       4.83
    Maximum sales charge (5.75%* of offering price).........           .29
                                                              ------------
    Maximum offering price to public........................  $       5.12
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $23,657,274 and 4,955,717 shares of
    beneficial interest issued and outstanding).............  $       4.77
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,976,862 and 2,510,063 shares of
    beneficial interest issued and outstanding).............  $       4.77
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $    109,962
Interest....................................................        41,919
                                                              ------------
    Total Income............................................       151,881
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       312,260
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $44,327, $140,179 and $72,600,
  respectively).............................................       257,106
Shareholder Services........................................       160,238
Custody.....................................................        14,121
Legal.......................................................        10,711
Trustees' Fees and Related Expenses.........................         8,036
Other.......................................................        98,718
                                                              ------------
    Total Expenses..........................................       861,190
    Investment Advisory Fee Reduction.......................        73,743
    Less Credits Earned on Cash Balances....................         3,328
                                                              ------------
    Net Expenses............................................       784,119
                                                              ------------
NET INVESTMENT LOSS.........................................  $   (632,238)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(10,133,260)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    10,525,823
  End of the Period.........................................       158,821
                                                              ------------
Net Unrealized Depreciation During the Period...............   (10,367,002)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(20,500,262)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(21,132,500)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                    SEPTEMBER 30, 2002    MARCH 31, 2002
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................    $   (632,238)       $ (1,544,589)
Net Realized Loss..................................     (10,133,260)        (25,456,944)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (10,367,002)         11,665,615
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (21,132,500)        (15,335,918)
                                                       ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      76,659,618          84,073,678
Cost of Shares Repurchased.........................     (81,598,429)        (67,273,552)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      (4,938,811)         16,800,126
                                                       ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............     (26,071,311)          1,464,208
NET ASSETS:
Beginning of the Period............................      90,523,186          89,058,978
                                                       ------------        ------------
End of the Period (Including accumulated net
  investment loss of $640,283 and $8,045,
  respectively)....................................    $ 64,451,875        $ 90,523,186
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX                      NOVEMBER 27, 2000
                                             MONTHS          YEAR         (COMMENCEMENT
                                              ENDED          ENDED        OF INVESTMENT
CLASS A SHARES                            SEPTEMBER 30,    MARCH 31,     OPERATIONS) TO
                                            2002 (a)         2002        MARCH 31, 2001
                                          -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................    $  6.32        $  7.40          $ 10.00
                                             -------        -------          -------
  Net Investment Loss....................       (.03)          (.09)            (.04)
  Net Realized and Unrealized Loss.......      (1.46)          (.99)           (2.56)
                                             -------        -------          -------
Total from Investment Operations.........      (1.49)         (1.08)           (2.60)
                                             -------        -------          -------
NET ASSET VALUE, END OF THE PERIOD.......    $  4.83        $  6.32          $  7.40
                                             =======        =======          =======

Total Return* (b)........................    -23.58%**      -14.59%          -26.00%**
Net Assets at End of the Period (In
  millions)..............................    $  28.8        $  41.4          $  43.0
Ratio of Expenses to Average Net Assets*
  (c)....................................      1.60%          1.60%            1.66%
Ratio of Net Investment Loss to Average
  Net Assets*............................    (1.20)%        (1.31)%          (1.06)%
Portfolio Turnover.......................        95%**         358%             132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c)....................................      1.79%          1.72%            1.96%
Ratio of Net Investment Loss to Average
  Net Assets.............................    (1.39)%        (1.43)%          (1.36)%

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX                      NOVEMBER 27, 2000
                                             MONTHS          YEAR         (COMMENCEMENT
                                              ENDED          ENDED        OF INVESTMENT
CLASS B SHARES                            SEPTEMBER 30,    MARCH 31,     OPERATIONS) TO
                                            2002 (a)         2002        MARCH 31, 2001
                                          -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................    $  6.26        $  7.38          $ 10.00
                                             -------        -------          -------
  Net Investment Loss....................       (.05)          (.12)            (.04)
  Net Realized and Unrealized Loss.......      (1.44)         (1.00)           (2.58)
                                             -------        -------          -------
Total from Investment Operations.........      (1.49)         (1.12)           (2.62)
                                             -------        -------          -------
NET ASSET VALUE, END OF THE PERIOD.......    $  4.77        $  6.26          $  7.38
                                             =======        =======          =======

Total Return* (b)........................    -23.68%**      -15.31%          -26.20%**
Net Assets at End of the Period (In
  millions)..............................    $  23.7        $  31.8          $  28.3
Ratio of Expenses to Average Net Assets*
  (c)....................................      2.35%          2.35%            2.41%
Ratio of Net Investment Loss to Average
  Net Assets*............................    (1.95)%        (2.06)%          (1.85)%
Portfolio Turnover.......................        95%**         358%             132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c)....................................      2.54%          2.47%            2.71%
Ratio of Net Investment Loss to Average
  Net Assets.............................    (2.14)%        (2.18)%          (2.15)%

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX                      NOVEMBER 27, 2000
                                             MONTHS          YEAR         (COMMENCEMENT
                                              ENDED          ENDED        OF INVESTMENT
CLASS C SHARES                            SEPTEMBER 30,    MARCH 31,     OPERATIONS) TO
                                            2002 (a)         2002        MARCH 31, 2001
                                          -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................    $  6.25        $  7.38          $ 10.00
                                             -------        -------          -------
  Net Investment Loss....................       (.05)          (.13)            (.04)
  Net Realized and Unrealized Loss.......      (1.43)         (1.00)           (2.58)
                                             -------        -------          -------
Total from Investment Operations.........      (1.48)         (1.13)           (2.62)
                                             -------        -------          -------
NET ASSET VALUE, END OF THE PERIOD.......    $  4.77        $  6.25          $  7.38
                                             =======        =======          =======

Total Return* (b)........................    -23.68%**      -15.31%          -26.20%**
Net Assets at End of the Period (In
  millions)..............................    $  12.0        $  17.3          $  17.8
Ratio of Expenses to Average Net Assets*
  (c)....................................      2.35%          2.35%            2.41%
Ratio of Net Investment Loss to Average
  Net Assets*............................    (1.95)%        (2.06)%          (1.85)%
Portfolio Turnover.......................        95%**         358%             132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c)....................................      2.54%          2.47%            2.71%
Ratio of Net Investment Loss to Average
  Net Assets.............................    (2.14)%        (2.18)%          (2.15)%

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $56,634,974, which will expire on March 31, 2010.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes........................    $67,385,406
                                                                ===========
Gross tax unrealized appreciation...........................    $ 3,616,985
Gross tax unrealized depreciation...........................    $(3,716,665)
                                                                -----------
Net tax unrealized depreciation on investments..............    $   (99,680)
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distribution from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2002, the Fund's custody fee was reduced by $3,328 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .80%
Next $500 million...........................................       .75%
Over $1 billion.............................................       .70%

    For the six months ended September 30, 2002, the Adviser voluntarily waived $73,743 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended September 30, 2002, the Fund recognized expenses of approximately $1,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $18,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $141,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $8,124 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

the Statements of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $2,034.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $61,407,659, $45,957,361 and $24,897,398 for Classes A, B, and C, respectively. For the six months ended September 30, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   13,214,961    $ 70,673,146
  Class B................................................      724,494       4,114,836
  Class C................................................      335,198       1,871,636
                                                           -----------    ------------
Total Sales..............................................   14,274,653    $ 76,659,618
                                                           ===========    ============
Repurchases:
  Class A................................................  (13,813,524)   $(73,837,430)
  Class B................................................     (849,136)     (4,548,970)
  Class C................................................     (591,737)     (3,212,029)
                                                           -----------    ------------
Total Repurchases........................................  (15,254,397)   $(81,598,429)
                                                           ===========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    At March 31, 2002, capital aggregated $64,571,943, $46,391,495 and
$26,237,791 for Classes A, B and C, respectively. For the period ended March 31, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    8,965,252    $ 58,918,277
  Class B................................................    2,321,287      15,867,604
  Class C................................................    1,353,669       9,287,797
                                                           -----------    ------------
Total Sales..............................................   12,640,208    $ 84,073,678
                                                           ===========    ============
Repurchases:
  Class A................................................   (8,211,277)   $(53,621,976)
  Class B................................................   (1,072,233)     (7,038,147)
  Class C................................................   (1,004,097)     (6,613,429)
                                                           -----------    ------------
Total Repurchases........................................  (10,287,607)   $(67,273,552)
                                                           ===========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2002 and the period ended March 31, 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    For the six months ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $15,100 and CDSC on redeemed shares of approximately $53,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $70,673,543 and $79,686,922, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2002, are payments retained by Van Kampen of approximately $120,800 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $7,900.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
147, 247, 347                                                  Member NASD/SIPC.
SCG SAR 11/02                                                   8368K02-AP-11/02

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       5
                          TOP FIVE INDUSTRIES       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      28
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Look to Van Kampen as a time-tested partner.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.60
Dec 00                                                                            1.10
Mar 01                                                                           -0.60
Jun 01                                                                           -1.60
Sep 01                                                                           -0.30
Dec 01                                                                            2.70
Mar 02                                                                            5.00
Jun 02                                                                            1.30
Sep 02                                                                            3.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 2000--September 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -30.91%    -31.27%   -31.27%
-------------------------------------------------------------------------
Six-month total return(2)               -34.86%    -34.71%   -31.96%
-------------------------------------------------------------------------
One-year total return(2)                -23.35%    -23.50%   -20.29%
-------------------------------------------------------------------------
Since inception total return(2)         -28.08%    -27.64%   -25.27%
-------------------------------------------------------------------------
Commencement date                      06/25/01   06/25/01   06/25/01
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE
TOP TEN HOLDINGS*

(as a percentage of long-term investments--September 30, 2002)


1.   HALLIBURTON                 4.8%
     Provides services and equipment to
     the oil and gas industry.

2.   SPRINT                      3.4%
     Provides telecommunication products
     and services worldwide.

3.   BRISTOL-MYERS SQUIBB        3.3%
     Produces and distributes
     pharmaceuticals, medicines, nutri-
     tional supplements, medical devices,
     and beauty-care products.

4.   LOUISIANA-PACIFIC           3.3%
     A manufacturer and distributor of
     building materials, commodity, and
     specialty building products.

5.   SCHLUMBERGER                3.3%
     Provides services to the oil and gas
     industry.

6.   FREDDIE MAC                 3.2%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

7.   AT&T                        3.1%
     Provides voice, data, and video
     telecommunications.

8.   BANK OF AMERICA             2.2%
     Provides financial services to
     customers and businesses throughout
     the United States.


9.   SARA LEE                    2.2%
     Produces foods and consumer products,
     including brands such as Sara Lee
     baked goods, Ball Park franks, and
     Hanes apparel.

10.  DOW CHEMICAL                2.1%
     Develops and manufactures chemicals,
     plastics, and other materials.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     SEPTEMBER 30, 2002                   MARCH 31, 2002
                                                                     ------------------                   --------------
Electric Utilities                                                         10.00                              15.30
Pharmaceuticals                                                             9.90                               5.20
Oil & Gas Equipment & Services                                              8.10                               4.40
Integrated Telecommunication Services                                       7.60                               9.10
Diversified Financial Services                                              6.60                               2.80


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                               [PHOTO]
                                                                         [PHOTO]
                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE OPPORTUNITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE
SIX MONTHS ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED
BY THE ADVISER'S MULTI-CAP VALUE TEAM. CURRENT TEAM
MEMBERS(1) INCLUDE B. ROBERT BAKER JR., MANAGING DIRECTOR;
JASON LEDER, EXECUTIVE DIRECTOR; AND KEVIN HOLT, VICE
PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS
ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The stock market struggled, as
did the fund. For the six months ended September 30, 2002, the fund's total return was -30.91 percent. During the same period, the Standard & Poor's 500 Index returned -28.94 percent, and the S&P 500/Barra Value Index returned -28.79 percent.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, The S&P 500/Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT MAJOR MARKET FACTORS
    INFLUENCED THE FUND?

A   Continued economic uncertainty
weighed down the stock market during the period under review. When the period began, economic data were surprisingly strong and pointed to an imminent recovery. As the period progressed, however, corporate earnings remained disappointing, and analysts began to see other signs of weakness as well. Adding to the negative sentiment were the questionable accounting practices uncovered at WorldCom and a few other major U.S. corporations. Weak corporate earnings and high debt levels of some companies led to concerns about whether those companies could meet their debt obligations. Finally, geopolitical concerns added yet another layer of uncertainty to the mix, with war in Iraq seeming increasingly possible toward the end of the period. All of these factors served to send stock prices steadily lower.

Q   IN LIGHT OF THIS ENVIRONMENT,
    WHAT WAS YOUR APPROACH TO MANAGING THE FUND?

A   We adhere to our investment
discipline in all market conditions. Straightforward stock selection drives our investment process. We are bottom-up investors, meaning that we build the portfolio around individual stock decisions. (In contrast, top-down investors focus first on macroeconomic factors and broader allocations.)

    Two questions drive our investment discipline: What are we buying? What does it cost? We seek what we believe are attractive companies whose stocks are trading at prices that in our opinion do not reflect the companies' intrinsic value. Our process is research-intensive and we try to thoroughly understand the key elements of a company and we scrutinize their financial statements. Whenever possible, we meet with a firm's senior management and competitors.

    Capitalization flexibility is an important element of the fund's investment process. The fund may invest in companies of any size.

    Our sell discipline is simply the converse of our buy discipline. We sell securities when we believe valuations materially change, when we believe that fundamentals are deteriorating, or when we believe we have found greater relative value in another market segment.

Q   WHAT WERE SOME STOCKS THAT
    HELPED PERFORMANCE DURING THE PERIOD?

A   Coca Cola Enterprises, Scottish
Power and Principal Financial were among the best performing issues in the portfolio during the period. Coca Cola Enterprises, which distributes and produces bottled and canned beverages products, gained on the strength of some of its new products, like Vanilla Coke, and also from a revised funding agreement between it and The Coca-Cola Company. Scottish Power benefited from the liquidation of underperforming assets and a favorable rate settlement.

    Principal Financial, another notable performer, has what we believe is a very strong management team and has seen an increase in 401(k) business. Healthnet, a health maintenance organization, posted a strong performance after management reevaluated the company's business and refocused assets on markets with favorable profit prospects.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHICH STOCKS HURT PERFORMANCE?

A   Reliant Resources, a utility company
that provides energy services to wholesale and retail customers in the United States and Europe, had been one of the better-performing issues in the portfolio. However, in the period under review the company struggled because of concerns about its ability to refinance debt. Interpublic Companies, a leading global advertising agency, suffered as companies scaled back their marketing and advertising budgets.

    At the beginning of the period, there appeared to be some signs that telecommunications companies were beginning to improve and valuations were favorable. The telecommunications industry continued to languish throughout the period, however, and fundamentals deteriorated further. Two notable stocks that hurt fund performance were Sprint and WorldCom. Both companies declined primarily from weaker demand. WorldCom was also rocked by accounting scandals. We eliminated the fund's position in WorldCom prior to the accounting fiasco. Nonetheless, it was one of the largest detractors from fund performance.

Q   WHAT DO YOU SEE AHEAD FOR THE
    FUND, AND HOW DO YOU PLAN TO MANAGE IT GOING FORWARD?

A   Regardless of market conditions
our investment process does not change. We continue to use our research-oriented bottom-up stock picking process, evaluating each company on a case- by-case basis. We encourage investors to remember that volatility is an integral part of stock investing, and no one can predict with certainty what the market or economy will do next. We do not set our sights on economic prognostication, rather we believe that we serve our shareholder best by focusing our efforts on building what we believe is the best possible portfolio. While a number of uncertainties exist, quite a number of companies appear attractively valued to us.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings called Class A, Class B and Class C shares, each with varying fees and sales charges.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds and cash equivalents.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PORTFOLIO: A collection of securities owned by an individual, institution or mutual fund that may include stocks, bonds and money-market securities.

RISK: An investment's vulnerability to fluctuations in value caused by changing economic or market conditions. Such factors as credit quality, currency exchange rates, inflation rates or the direction of interest rates may increase an investment's price volatility. The level of risk incurred by a fund shareholder varies from fund to fund, depending primarily on the types of securities in which the fund invests.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.3%
ADVERTISING  1.9%
Interpublic Group Cos., Inc. ...............................  29,400    $   465,990
                                                                        -----------
APPAREL RETAIL  3.6%
The Gap, Inc. ..............................................  44,205        479,624
The Limited, Inc. ..........................................  13,180        189,001
The Men's Wearhouse, Inc. (a)...............................  13,300        195,510
                                                                        -----------
                                                                            864,135
                                                                        -----------
BANKS  4.1%
Bank of America Corp. ......................................   8,000        510,400
PNC Financial Services Group, Inc. .........................   1,700         71,689
SunTrust Banks, Inc. .......................................   3,320        204,114
Wells Fargo & Co. ..........................................   4,300        207,088
                                                                        -----------
                                                                            993,291
                                                                        -----------
COMPUTER HARDWARE  1.4%
Hewlett-Packard Co. ........................................  28,203        329,129
                                                                        -----------
COMPUTER STORAGE & PERIPHERALS  2.1%
Electronics for Imaging, Inc. (a)...........................   9,620        143,530
Maxtor Corp. (a)............................................  38,890        101,503
SanDisk Corp. (a)...........................................  20,890        273,868
                                                                        -----------
                                                                            518,901
                                                                        -----------
CONSUMER FINANCE  0.3%
Capital One Financial Corp. ................................   1,900         66,348
                                                                        -----------

DEPARTMENT STORES  1.6%
Federated Department Stores, Inc. (a).......................  13,130        386,547
                                                                        -----------

DIVERSIFIED CHEMICALS  2.0%
Dow Chemical Co. ...........................................  17,650        482,021
                                                                        -----------

DIVERSIFIED FINANCIAL SERVICES  6.3%
Citigroup, Inc. ............................................   7,100        210,515
Freddie Mac.................................................  13,220        738,998
Goldman Sachs Group, Inc. ..................................   1,400         92,442
Merrill Lynch & Co., Inc. ..................................   8,600        283,370

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Principal Financial Group (a)...............................   3,600    $    94,248
Stilwell Financial, Inc. ...................................   9,300        112,251
                                                                        -----------
                                                                          1,531,824
                                                                        -----------
DIVERSIFIED METALS & MINING  1.0%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........  17,780        239,319
                                                                        -----------

DRUG RETAIL  1.2%
CVS Corp. ..................................................  11,600        294,060
                                                                        -----------

ELECTRIC UTILITIES  9.5%
American Electric Power Co., Inc. ..........................   7,500        213,825
CenterPoint Energy, Inc. ...................................  47,570        476,176
Exelon Corp. ...............................................   5,620        266,950
IDACORP, Inc. ..............................................  11,980        291,473
Public Service Enterprise Group.............................   8,900        271,450
Scottish Power PLC--ADR (United Kingdom)....................  14,310        311,242
TXU Corp. ..................................................  11,430        476,745
                                                                        -----------
                                                                          2,307,861
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.4%
Flextronics International Ltd. (Singapore) (a)..............  26,200        182,666
Jabil Circuit, Inc. (a).....................................   7,210        106,564
KEMET Corp. (a).............................................  16,820        143,811
Sanmina-SCI Corp. (a).......................................  15,500         42,935
Solectron Corp. (a).........................................  54,970        115,987
                                                                        -----------
                                                                            591,963
                                                                        -----------
FOOD RETAIL  1.5%
Kroger Co. (a)..............................................  26,520        373,932
                                                                        -----------

FOREST PRODUCTS  3.1%
Louisiana-Pacific Corp. (a).................................  118,200       764,754
                                                                        -----------

HEALTH CARE FACILITIES  1.8%
Kindred Healthcare, Inc. (a)................................  11,900        440,657
                                                                        -----------

INDUSTRIAL MACHINERY  1.6%
Cognex Corp. (a)............................................  27,610        384,055
                                                                        -----------

INTEGRATED OIL & GAS  3.0%
BP PLC--ADR (United Kingdom)................................  11,670        465,633
ConocoPhillips..............................................   5,518        255,152
                                                                        -----------
                                                                            720,785
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED TELECOMMUNICATION SERVICES  7.3%
Amdocs Ltd. (Guernsey) (a)..................................   3,200    $    20,480
AT&T Corp. .................................................  60,000        720,600
Sprint Corp.-FON Group......................................  85,030        775,474
Verizon Communications, Inc. ...............................   9,100        249,704
                                                                        -----------
                                                                          1,766,258
                                                                        -----------
INTERNET SOFTWARE & SERVICES  0.6%
Check Point Software Technologies Ltd. (Israel) (a).........  10,430        143,308
                                                                        -----------

LIFE & HEALTH INSURANCE  1.5%
Torchmark Corp. ............................................   5,800        198,708
UnumProvident Corp. ........................................   8,400        170,940
                                                                        -----------
                                                                            369,648
                                                                        -----------
MANAGED HEALTH CARE  1.5%
Aetna, Inc. ................................................  10,500        376,005
                                                                        -----------

MOVIES & ENTERTAINMENT  1.7%
Walt Disney Co. ............................................  26,490        401,059
                                                                        -----------

MULTI-LINE INSURANCE  0.4%
Allmerica Financial Corp. ..................................   8,300         99,600
                                                                        -----------

NETWORKING EQUIPMENT  0.3%
Cisco Systems, Inc. (a).....................................   7,960         83,421
                                                                        -----------

OIL & GAS DRILLING  1.1%
Diamond Offshore Drilling, Inc. ............................  12,970        258,752
                                                                        -----------

OIL & GAS EQUIPMENT & SERVICES  7.7%
Halliburton Co. ............................................  86,420      1,115,682
Schlumberger Ltd. ..........................................  19,740        759,200
                                                                        -----------
                                                                          1,874,882
                                                                        -----------
PACKAGED FOODS  2.1%
Sara Lee Corp. .............................................  27,310        499,500
                                                                        -----------

PAPER PACKAGING  1.4%
Sealed Air Corp. (a)........................................  20,000        337,800
                                                                        -----------

PAPER PRODUCTS  1.0%
Boise Cascade Corp. ........................................  10,900        248,520
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  9.5%
Bristol-Myers Squibb Co. ...................................  32,500    $   773,500
GlaxoSmithKline PLC--ADR (United Kingdom)...................   8,500        326,655
Merck & Co., Inc. ..........................................   5,900        269,689
Pharmacia Corp. ............................................  10,000        388,800
Schering-Plough Corp. ......................................  16,800        358,176
Wyeth.......................................................   5,830        185,394
                                                                        -----------
                                                                          2,302,214
                                                                        -----------
PROPERTY & CASUALTY  3.6%
Allstate Corp. .............................................   4,430        157,487
AMBAC Financial Group, Inc. ................................   2,600        140,114
Chubb Corp. ................................................   3,100        169,973
Cincinnati Financial Corp. .................................   9,800        348,684
Travelers Property Casualty Corp., Class A (a)..............     306          4,039
Travelers Property Casualty Corp., Class B (a)..............   3,430         46,408
                                                                        -----------
                                                                            866,705
                                                                        -----------
RAILROADS  0.4%
Burlington Northern Santa Fe Corp. .........................   4,400        105,248
                                                                        -----------

RESTAURANTS  1.0%
McDonald's Corp. ...........................................  13,700        241,942
                                                                        -----------

SEMICONDUCTOR EQUIPMENT  0.1%
Credence Systems Corp. (a)..................................   3,500         30,310
                                                                        -----------

SOFT DRINKS  0.7%
Coca Cola Enterprises, Inc. ................................   8,030        170,557
                                                                        -----------

SPECIALTY STORES  1.0%
Zale Corp. (a)..............................................   8,200        247,312
                                                                        -----------

TELECOMMUNICATIONS EQUIPMENT  2.9%
Andrew Corp. (a)............................................   4,170         27,314
Comverse Technology, Inc. (a)...............................  11,670         81,573
Ericsson, Class B--ADR (Sweden).............................  44,610         16,060
JDS Uniphase Corp. (a)......................................  25,810         50,278
Motorola, Inc. .............................................  38,650        393,457
Nokia Corp.--ADR (Finland)..................................  10,050        133,163
                                                                        -----------
                                                                            701,845
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2002 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
TOBACCO  1.1%
Philip Morris Cos., Inc. ...................................   6,870    $   266,556
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  95.3%
(Cost $30,657,163)...................................................    23,147,014

REPURCHASE AGREEMENT  2.7%
State Street Bank & Trust Co. ($642,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 09/30/02, to be sold on 10/01/02 at $642,033)
  (Cost $642,000)....................................................       642,000
                                                                        -----------

TOTAL INVESTMENTS  98.0%
  (Cost $31,299,163).................................................    23,789,014

OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..........................       492,973
                                                                        -----------

NET ASSETS  100.0%...................................................   $24,281,987
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $31,299,163)........................  $23,789,014
Cash........................................................          386
Receivables:
  Investments Sold..........................................      759,904
  Dividends.................................................       43,005
  Fund Shares Sold..........................................       33,531
  Interest..................................................           33
Other.......................................................        5,620
                                                              -----------
    Total Assets............................................   24,631,493
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      148,619
  Fund Shares Repurchased...................................       63,189
  Distributor and Affiliates................................       42,958
  Investment Advisory Fee...................................        4,488
Accrued Expenses............................................       80,045
Trustees' Deferred Compensation and Retirement Plans........       10,207
                                                              -----------
    Total Liabilities.......................................      349,506
                                                              -----------
NET ASSETS..................................................  $24,281,987
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $34,942,590
Accumulated Undistributed Net Investment Income.............       14,571
Accumulated Net Realized Loss...............................   (3,165,025)
Net Unrealized Depreciation.................................   (7,510,149)
                                                              -----------
NET ASSETS..................................................  $24,281,987
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $6,707,286 and 965,085 shares of
    beneficial interest issued and outstanding).............  $      6.95
    Maximum sales charge (5.75%* of offering price).........          .42
                                                              -----------
    Maximum offering price to public........................  $      7.37
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,310,241 and 1,928,951 shares of
    beneficial interest issued and outstanding).............  $      6.90
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,264,460 and 617,919 shares of
    beneficial interest issued and outstanding).............  $      6.90
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended September 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5,026)......  $    289,349
Interest....................................................        21,230
                                                              ------------
Total Income................................................       310,579
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $10,167, $90,471 and $23,455,
  respectively).............................................       124,093
Investment Advisory Fee.....................................       116,145
Shareholder Services........................................        44,384
Accounting..................................................        22,436
Shareholder Reports.........................................        17,184
Registration and Filing Fees................................        16,309
Custody.....................................................         8,727
Trustees' Fees and Related Expenses.........................         7,833
Legal.......................................................         7,104
Other.......................................................        53,914
                                                              ------------
    Total Expenses..........................................       418,129
    Investment Advisory Fee Reduction.......................       106,673
    Less Credits Earned on Cash Balances....................         1,446
                                                              ------------
    Net Expenses............................................       310,010
                                                              ------------
NET INVESTMENT INCOME.......................................  $        569
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (2,727,483)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,139,396
  End of the Period.........................................    (7,510,149)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (8,649,545)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(11,377,028)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(11,376,459)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                                       JUNE 25, 2001
                                                                     (COMMENCEMENT OF
                                            SIX MONTHS ENDED     INVESTMENT OPERATIONS) TO
                                           SEPTEMBER 30, 2002         MARCH 31, 2002
                                           -----------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss................    $        569              $   (23,683)
Net Realized Loss.........................      (2,727,483)                (437,542)
Net Unrealized Appreciation/Depreciation
  During the Period.......................      (8,649,545)               1,139,396
                                              ------------              -----------
Change in Net Assets from Operations......     (11,376,459)                 678,171
                                              ------------              -----------

Distributions from Net Investment Income:
  Class A Shares..........................             -0-                  (45,089)
  Class B Shares..........................             -0-                  (45,456)
  Class C Shares..........................             -0-                   (8,524)
                                              ------------              -----------
Total Distributions.......................             -0-                  (99,069)
                                              ------------              -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................     (11,376,459)                 579,102
                                              ------------              -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................       8,349,758               39,265,317
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................             -0-                   96,896
Cost of Shares Repurchased................      (6,202,038)              (6,430,589)
                                              ------------              -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS............................       2,147,720               32,931,624
                                              ------------              -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.....      (9,228,739)              33,510,726
NET ASSETS:
Beginning of the Period...................      33,510,726                      -0-
                                              ------------              -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $14,571 and $14,002, respectively)......    $ 24,281,987              $33,510,726
                                              ============              ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 25, 2001
                                                         SIX MONTHS        (COMMENCEMENT
CLASS A SHARES                                              ENDED          OF INVESTMENT
                                                        SEPTEMBER 30,      OPERATIONS) TO
                                                            2002         MARCH 31, 2002 (A)
                                                        -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $ 10.06             $10.00
                                                           -------             ------
  Net Investment Income................................        .02                .04
  Net Realized and Unrealized Gain/Loss................      (3.13)               .07
                                                           -------             ------
Total from Investment Operations.......................      (3.11)               .11
Less Distributions from Net Investment Income..........        -0-                .05
                                                           -------             ------
NET ASSET VALUE, END OF THE PERIOD.....................    $  6.95             $10.06
                                                           =======             ======

Total Return** (b).....................................    -30.91%*             1.19%*
Net Assets at End of the Period (In millions)..........    $   6.7             $  8.2
Ratio of Expenses to Average Net Assets** (c)..........      1.46%              1.45%
Ratio of Net Investment Income to Average Net
  Assets**.............................................       .58%               .46%
Portfolio Turnover.....................................        34%*               64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)............      2.15%              2.96%
Ratio of Net Investment Loss to Average Net Assets.....      (.11%)            (1.05%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended September 30, 2002.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 25, 2001
                                                         SIX MONTHS        (COMMENCEMENT
CLASS B SHARES                                              ENDED          OF INVESTMENT
                                                        SEPTEMBER 30,      OPERATIONS) TO
                                                            2002         MARCH 31, 2002 (A)
                                                        -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $ 10.05             $10.00
                                                           -------             ------
  Net Investment Loss..................................       (.01)              (.02)
  Net Realized and Unrealized Gain/Loss................      (3.14)               .09
                                                           -------             ------
Total from Investment Operations.......................      (3.15)               .07
Less Distributions from Net Investment Income..........        -0-                .02
                                                           -------             ------
NET ASSET VALUE, END OF THE PERIOD.....................    $  6.90             $10.05
                                                           =======             ======

Total Return** (b).....................................    -31.27%*             0.63%*
Net Assets at End of the Period (In millions)..........    $  13.3             $ 21.1
Ratio of Expenses to Average Net Assets** (c)..........      2.21%              2.20%
Ratio of Net Investment Loss to Average Net Assets**...      (.20%)             (.29%)
Portfolio Turnover.....................................        34%*               64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)............      2.90%              3.71%
Ratio of Net Investment Loss to Average Net Assets.....      (.89%)            (1.80%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended September 30, 2002.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 25, 2001
                                                         SIX MONTHS        (COMMENCEMENT
CLASS C SHARES                                              ENDED          OF INVESTMENT
                                                        SEPTEMBER 30,      OPERATIONS) TO
                                                            2002         MARCH 31, 2002 (A)
                                                        -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $ 10.05             $10.00
                                                           -------             ------
  Net Investment Loss..................................       (.01)              (.02)
  Net Realized and Unrealized Gain/Loss................      (3.14)               .09
                                                           -------             ------
Total from Investment Operations.......................      (3.15)               .07
Less Distributions from Net Investment Income..........        -0-                .02
                                                           -------             ------
NET ASSET VALUE, END OF THE PERIOD.....................    $  6.90             $10.05
                                                           =======             ======

Total Return** (b).....................................    -31.27%*             0.63%*
Net Assets at End of the Period (In millions)..........    $   4.3             $  4.3
Ratio of Expenses to Average Net Assets** (c)..........      2.21%              2.20%
Ratio of Net Investment Loss to Average Net Assets**...      (.20%)             (.26%)
Portfolio Turnover.....................................        34%*               64%*
 * Non-Annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)............      2.90%              3.71%
Ratio of Net Investment Loss to Average Net Assets.....      (.89%)            (1.77%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended September 30, 2002.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate non-diversified series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a non-diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001 with three classes of common shares: Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $31,902,778
                                                                ===========
Gross tax unrealized appreciation...........................    $   300,515
Gross tax unrealized depreciation...........................     (8,414,279)
                                                                -----------
Net tax unrealized depreciation on investments..............    $(8,113,764)
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2002 was as follows:

                                                                 2002
Distributions paid from:
Ordinary Income.............................................    $99,069
Long-term capital gain......................................        -0-
                                                                -------
                                                                $99,069
                                                                =======

    As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $205,046

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended September 30, 2002, the Fund's custody fee was reduced by $1,446 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2002, the Adviser voluntarily waived $106,673 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended September 30, 2002, the Fund recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $19,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2002, the Fund recognized expenses of approximately $41,100, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $5,161 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $1,859.

3. CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $9,489,121, $19,544,932 and $5,908,537 for Classes A, B, and C, respectively. For the six months ended September 30, 2002, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   407,524    $ 3,764,017
  Class B...................................................   231,606      2,098,355
  Class C...................................................   283,142      2,487,386
                                                              --------    -----------
Total Sales.................................................   922,272    $ 8,349,758
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................       -0-    $       -0-
  Class B...................................................       -0-            -0-
  Class C...................................................       -0-            -0-
                                                              --------    -----------
Total Dividend Reinvestment.................................       -0-    $       -0-
                                                              ========    ===========
Repurchases:
  Class A...................................................  (252,861)   $(2,204,237)
  Class B...................................................  (403,113)    (3,291,926)
  Class C...................................................   (88,624)      (705,875)
                                                              --------    -----------
Total Repurchases...........................................  (744,598)   $(6,202,038)
                                                              ========    ===========

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

    At March 31, 2002, capital aggregated $7,929,341, $20,738,503 and $4,127,026 for Classes A, B, and C, respectively. For the period ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................  1,125,135    $10,911,711
  Class B..................................................  2,393,062     23,557,148
  Class C..................................................    493,743      4,796,458
                                                             ---------    -----------
Total Sales................................................  4,011,940    $39,265,317
                                                             =========    ===========
Dividend Reinvestment:
  Class A..................................................      4,746    $    43,809
  Class B..................................................      4,864         44,896
  Class C..................................................        888          8,191
                                                             ---------    -----------
Total Dividend Reinvestment................................     10,498    $    96,896
                                                             =========    ===========
Repurchases:
  Class A..................................................   (319,459)   $(2,994,732)
  Class B..................................................   (297,468)    (2,773,398)
  Class C..................................................    (71,230)      (662,459)
                                                             ---------    -----------
Total Repurchases..........................................   (688,157)   $(6,430,589)
                                                             =========    ===========

    Class B Shares and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2002 and the period ended March 31, 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within five years of the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2002 (Unaudited)

purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and After............................................    None               None

    For the six months ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $8,100 and CDSC on redeemed shares of approximately $60,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,694,970 and $9,590,149, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended September 30, 2002 are payments retained by Van Kampen of approximately $85,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $26,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE OPPORTUNITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
57, 157, 257                                                   Member NASD/SIPC.
OPP SAR 11/02                                                   8377K02-AP-11/02